Select Income REIT Exhibit 99.2 7958 South Chester Street, Centennial, CO Square Feet: 167,917 Third Quarter 2018 United Launch Alliance Corporate HeadquartersSupplemental Operating and Financial Data 1800 Novell Place, Provo, UT Square Feet: 405,699 Tenant: Micro Focus Software, Inc. 1 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE/EXHIBIT CORPORATE INFORMATION Company Profile 8 Investor Information 9 Research Coverage 10 FINANCIALS Key Consolidated Financial Data 12 Condensed Consolidated Balance Sheets 13 Condensed Consolidated Statements of Income 14 Condensed Consolidated Statements of Cash Flows 16 Financial Information by Owner 18 Consolidated Debt Summary 19 Consolidated Debt Maturity Schedule 21 TABLE OF CONTENTS TABLE Consolidated Leverage Ratios, Coverage Ratios and Public Debt Covenants 22 Consolidated Capital Expenditures Summary 23 Consolidated Property Acquisitions and Dispositions Information Since 1/1/18 24 Calculation and Reconciliation of Property Net Operating Income (NOI) and Cash Basis NOI 25 Reconciliation of NOI to Same Property NOI and Calculation of Same Property Cash Basis NOI 27 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment 28 Calculation of EBITDA and Adjusted EBITDA 30 Calculation of Funds from Operations (FFO) Attributed to SIR and Normalized FFO Attributed to SIR 31 Definitions of Certain Non-GAAP Financial Measures 33 PORTFOLIO INFORMATION Consolidated Portfolio Summary by Owner 35 Consolidated Same Property Results of Operations 36 Leasing Summaries: Consolidated 38 SIR (excluding ILPT) 39 ILPT 40 Consolidated Occupancy and Leasing Analysis by Owner 41 Consolidated Tenant Diversity and Credit Characteristics 42 Tenants Representing 1% or More of Total Consolidated Annualized Rental Revenues 43 Consolidated Three Year Lease Expiration Schedule by Owner 44 Portfolio Lease Expiration Schedules: Consolidated 45 SIR (excluding ILPT) 46 ILPT 47 Hawaii Land Rent Reset Summary 48 EXHIBIT A Consolidated Property Detail 50 References and data in this Supplemental Operating and Financial Data report to "SIR", "we", "us" or "our" refer to and include data for Select Income REIT and its consolidated subsidiaries, including its majority owned subsidiary, Industrial Logistics Properties Trust and its consolidated subsidiaries, or ILPT, which was Select Income REIT's wholly owned subsidiary for all periods until January 17, 2018, unless the context indicates otherwise. As previously announced, Government Properties Income Trust, or GOV, a wholly owned subsidiary of GOV and SIR entered into an agreement and plan of merger, dated as of September 14, 2018, or the Merger Agreement, whereby SIR will merge with and into GOV's wholly owned subsidiary. These historical results of operations and financial position include certain transaction and acquisition related expenses that we incurred in connection with the Merger Agreement and the other transactions contemplated by the Merger Agreement. Select Income REIT 2 Supplemental Operating and Financial Data, September 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: • THE LIKELIHOOD THAT WE WILL COMPLETE OUR PENDING MERGER, OR THE MERGER, INTO A WHOLLY OWNED SUBSIDIARY OF GOV, • THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT OR BE NEGATIVELY AFFECTED BY CYCLICAL ECONOMIC CONDITIONS, • THE LIKELIHOOD THAT OUR TENANTS WILL RENEW OR EXTEND THEIR LEASES OR THAT WE WILL BE ABLE TO OBTAIN REPLACEMENT TENANTS, • OUR ACQUISITIONS OF PROPERTIES, • OUR SALES OF PROPERTIES, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • THE LIKELIHOOD THAT OUR RENTS WILL INCREASE WHEN WE RENEW OR EXTEND OUR LEASES, WHEN WE ENTER NEW LEASES, OR WHEN OUR RENTS RESET, INCLUDING RENT RESETS AT OUR SUBSIDIARY, ILPT'S, HAWAII PROPERTIES, • THE LIKELIHOOD THAT WE WILL PAY THE DISTRIBUTION OF ILPT'S COMMON SHARES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO SUSTAIN THE AMOUNT OF SUCH DISTRIBUTIONS, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY OR ILPT'S REVOLVING CREDIT FACILITY, • OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR ABILITY TO SUCCESSFULLY AND PROFITABLY COMPLETE EXPANSION AND RENOVATION PROJECTS AT OUR PROPERTIES AND TO REALIZE OUR EXPECTED RETURNS ON THOSE PROJECTS, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT OUR SHAREHOLDERS BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH ILPT, • OUR EXPECTATION THAT OUR SHAREHOLDERS WILL BENEFIT FROM THE MERGER, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP INTEREST IN AND OTHER RELATIONSHIPS WITH AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, AND ILPT'S ABILITY TO QUALIFY AND MAINTAIN ITS QUALIFICATION FOR TAXATION AS A REIT, • THE CREDIT QUALITIES OF OUR TENANTS, AND • OTHER MATTERS. WARNING CONCERNING FORWARD LOOKING STATEMENTS CONCERNING FORWARD WARNING OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, OR FFO, ATTRIBUTED TO SELECT INCOME REIT, OR SIR, NORMALIZED FUNDS FROM OPERATIONS, OR NORMALIZED FFO, ATTRIBUTED TO SIR, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: Select Income REIT 3 Supplemental Operating and Financial Data, September 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS, • COMPETITION WITHIN THE REAL ESTATE INDUSTRY, PARTICULARLY IN THOSE MARKETS IN WHICH OUR PROPERTIES ARE LOCATED, • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, • LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, • ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, THE RMR GROUP LLC, OR RMR LLC, RMR INC., ILPT, GOV, AIC, AND OTHERS AFFILIATED WITH THEM, AND • ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FOR EXAMPLE: • OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE OUR PROPERTIES, OUR WORKING CAPITAL REQUIREMENTS AND OUR RECEIPT OF DISTRIBUTIONS FROM ILPT. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, • OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS, LESS THEIR PROPERTY OPERATING COSTS, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES, • CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND ANY EXPECTED ACQUISITIONS AND SALES MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS MAY CHANGE, • RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, • MOST OF ILPT'S HAWAII PROPERTIES ARE LANDS LEASED FOR RENTS THAT ARE PERIODICALLY RESET BASED ON THEN CURRENT FAIR MARKET VALUES. REVENUES FROM ILPT'S PROPERTIES IN HAWAII HAVE GENERALLY INCREASED DURING OUR AND OUR PREDECESSOR'S AND ILPT'S OWNERSHIP AS THE LEASES FOR THOSE PROPERTIES HAVE BEEN RESET OR RENEWED. ALTHOUGH ILPT EXPECTS THAT RENTS FOR ITS HAWAII PROPERTIES WILL INCREASE IN THE FUTURE, IT CANNOT BE SURE THEY WILL. FUTURE RENTS FROM THESE PROPERTIES COULD DECREASE OR NOT INCREASE TO THE EXTENT THEY HAVE IN THE PAST, • WE MAY NOT SUCCEED IN FURTHER DIVERSIFYING OUR REVENUE SOURCES AND ANY DIVERSIFICATION WE MAY ACHIEVE MAY NOT MITIGATE OUR PORTFOLIO RISKS OR IMPROVE THE SECURITY OF OUR REVENUES OR OUR OPERATING PERFORMANCE, • ILPT'S POSSIBLE REDEVELOPMENT OF CERTAIN OF ITS HAWAII PROPERTIES MAY NOT BE REALIZED OR BE SUCCESSFUL, • AS OF SEPTEMBER 30, 2018, WE HAD ESTIMATED LEASING RELATED OBLIGATIONS OF $23.8 MILLION. OUR LEASING RELATED OBLIGATIONS MAY COST MORE OR LESS AND MAY TAKE LONGER TO COMPLETE THAN WE EXPECT, AND OUR LEASING RELATED OBLIGATIONS MAY INCREASE, • THE UNEMPLOYMENT RATE OR ECONOMIC CONDITIONS IN AREAS WHERE OUR PROPERTIES ARE LOCATED MAY BECOME WORSE IN THE FUTURE. SUCH CIRCUMSTANCES OR OTHER CONDITIONS MAY REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE. IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE IS REDUCED, WE MAY BE UNABLE TO RENEW LEASES WITH OUR TENANTS AS LEASES EXPIRE OR ENTER NEW LEASES AT RENTAL RATES AS HIGH AS EXPIRING RENTS AND OUR FINANCIAL RESULTS MAY DECLINE, • OUR BELIEF THAT THERE IS A LIKELIHOOD THAT TENANTS MAY RENEW OR EXTEND OUR LEASES PRIOR TO THEIR EXPIRATIONS WHENEVER THEY HAVE MADE SIGNIFICANT INVESTMENTS IN THE LEASED PROPERTIES, OR BECAUSE THOSE PROPERTIES MAY BE OF STRATEGIC IMPORTANCE TO THEM, MAY NOT BE REALIZED, • SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, • WE MAY INCUR SIGNIFICANT COSTS TO PREPARE A PROPERTY FOR A TENANT, PARTICULARLY FOR SINGLE TENANT PROPERTIES, • INCREASING DEVELOPMENT OF INDUSTRIAL AND LOGISTICS PROPERTIES MAY REDUCE THE DEMAND FOR, AND ILPT'S RENTS FROM, ILPT'S PROPERTIES, WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Select Income REIT 4 Supplemental Operating and Financial Data, September 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • A FORMER TENANT OF TWO OF OUR PROPERTIES HAS FILED FOR BANKRUPTCY AND REJECTED ITS TWO LEASES WITH US. ALTHOUGH A SUBTENANT OF THAT FORMER TENANT AT ONE OF THE TWO PROPERTIES IS NOW CONTRACTUALLY OBLIGATED TO PAY RENT TO US IN AN AMOUNT EQUAL TO THE RENT UNDER THE FORMER TENANT'S LEASE, THAT SUBTENANT HAS CERTAIN RIGHTS TO TERMINATE ITS SUBLEASE, INCLUDING UPON ONE YEAR'S ADVANCE NOTICE, • A TENANT OF ONE OF OUR PROPERTIES HAS DEFAULTED ON ITS LEASE WITH US, AND WE AND THE TENANT THAT DEFAULTED HAVE ENTERED A LEASE AMENDMENT. UNDER THE TERMS OF SUCH LEASE AMENDMENT, THE TENANT THAT DEFAULTED HAS MADE CERTAIN PAYMENTS TO US, HAS ASSIGNED ITS SUBLEASES AT THE PROPERTY TO US AND HAS AGREED TO CONTINUE TO OCCUPY AND PAY RENT ON CERTAIN SPACE AT THE PROPERTY, BUT WE CANNOT BE SURE THAT THE TENANT WILL CONTINUE TO PAY SUCH RENTS, OR THAT WE WILL BE ABLE TO RECOVER ADDITIONAL AMOUNTS OR MITIGATE FURTHER OUR DAMAGES, • ONE OF ILPT'S TENANTS THAT REPRESENTS 1.1% OF OUR ANNUALIZED RENTAL REVENUES AS OF SEPTEMBER 30, 2018 HAS FILED FOR CHAPTER 11 BANKRUPTCY. ALTHOUGH THE TENANT HAS PAID ITS RENTAL OBLIGATIONS TO US THROUGH OCTOBER 2018, THE TENANT MAY NOT PAY FUTURE RENTS, MAY REJECT ONE OR MORE OF ITS LEASES AND/OR MAY SEEK TO RENEGOTIATE ITS LEASE OBLIGATIONS, • WE INTEND TO CONDUCT OUR BUSINESS ACTIVITIES IN A MANNER THAT WILL AFFORD US REASONABLE ACCESS TO CAPITAL FOR INVESTMENT AND FINANCING ACTIVITIES. HOWEVER, WE MAY NOT SUCCEED IN THIS REGARD AND WE MAY NOT HAVE REASONABLE ACCESS TO CAPITAL, • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY IS SUBJECT TO US AND ILPT, AS THE CASE MAY BE, SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE AND ILPT MAY BE UNABLE TO SATISFY, • ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE DEBT WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH DEBT, • WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE, • THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.85 BILLION IN CERTAIN CIRCUMSTANCES AND THE MAXIMUM BORROWING AVAILABILITY UNDER ILPT'S REVOLVING CREDIT FACILITY MAY BE INCREASED TO UP TO $1.5 BILLION IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY OR ILPT'S REVOLVING CREDIT FACILITY IS SUBJECT TO US AND ILPT, AS THE CASE MAY BE, OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, • WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY, AND ILPT HAS THE OPTION TO EXTEND THE MATURITY DATE OF ITS REVOLVING CREDIT FACILITY, UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS, RESPECTIVELY. HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, • WE RECEIVED AN ASSESSMENT FROM THE STATE OF WASHINGTON FOR REAL ESTATE EXCISE TAX, INTEREST AND PENALTIES OF $2.8 MILLION ON CERTAIN PROPERTIES WE ACQUIRED IN 2015. ALTHOUGH WE BELIEVE WE ARE NOT LIABLE FOR THIS TAX AND ARE DISPUTING THIS ASSESSMENT, WE MAY NOT SUCCEED IN HAVING ALL OR ANY PART OF THIS ASSESSMENT NULLIFIED, • THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND ILPT'S REVOLVING CREDIT FACILITY, THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND THE UNUSED FEE PAYABLE ON ILPT'S REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS AND ILPT'S LEVERAGE, RESPECTIVELY. FUTURE CHANGES IN OUR CREDIT RATINGS AND ILPT'S LEVERAGE MAY CAUSE THE INTEREST AND FEES WE AND ILPT PAY, RESPECTIVELY, TO INCREASE, • RMR INC. MAY REDUCE THE AMOUNT OF DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • ILPT MAY REDUCE THE AMOUNT OF DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US, • THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS, • WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING RMR LLC, RMR INC., ILPT, GOV, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, • WE, GOV AND A WHOLLY OWNED SUBSIDIARY OF GOV HAVE ENTERED INTO A MERGER AGREEMENT, OR THE MERGER AGREEMENT. THE CLOSING OF THE MERGER IS SUBJECT TO THE SATISFACTION OR WAIVER OF CONDITIONS, INCLUDING THE RECEIPT OF REQUISITE APPROVALS BY OUR AND GOV'S SHAREHOLDERS. WE CANNOT BE SURE THAT ANY OR ALL OF SUCH CONDITIONS WILL BE SATISFIED OR WAIVED. ACCORDINGLY, THE MERGER MAY NOT CLOSE WHEN EXPECTED OR AT ALL, OR THE TERMS OF THE MERGER AND THE OTHER TRANSACTIONS MAY CHANGE, WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Select Income REIT 5 Supplemental Operating and Financial Data, September 30, 2018

WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) • AS NOTED ABOVE, THE MERGER WILL REQUIRE APPROVAL OF OUR SHAREHOLDERS AND THE ISSUANCE OF GOV'S COMMON SHARES IN THE MERGER WILL REQUIRE APPROVAL OF GOV'S SHAREHOLDERS. SUCH APPROVALS WILL BE SOLICITED BY A JOINT PROXY STATEMENT/PROSPECTUS, A PRELIMINARY VERSION OF WHICH WAS INCLUDED AS PART OF THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED, OR THE FORM S-4, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC. THE FORM S-4 MUST BE DECLARED EFFECTIVE BY THE SEC BEFORE THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAN BE MAILED TO OUR SHAREHOLDERS AND GOV'S SHAREHOLDERS. THE AMOUNT OF TIME IT TAKES FOR THE SEC TO DECLARE THE FORM S-4 EFFECTIVE IS BEYOND OUR AND GOV'S CONTROL. ACCORDINGLY, WE CANNOT BE SURE THAT THE MERGER AND THE OTHER TRANSACTIONS WILL BE CONSUMMATED WITHIN A SPECIFIED TIME PERIOD OR AT ALL OR THAT THE TERMS OF THE MERGER AND THE OTHER TRANSACTIONS WILL NOT CHANGE, • PURSUANT TO THE MERGER AGREEMENT, WE HAVE AGREED TO DISTRIBUTE ALL 45,000,000 OF THE COMMON SHARES OF ILPT THAT WE OWN TO OUR SHAREHOLDERS, SUBJECT TO THE SATISFACTION OR WAIVER OF CERTAIN CONDITIONS, INCLUDING, AMONG OTHER THINGS, OBTAINING THE REQUISITE SHAREHOLDER APPROVALS WITH RESPECT TO THE MERGER. WE CANNOT BE SURE WHEN OR IF THOSE CONDITIONS WILL BE SATISFIED OR WAIVED OR THAT SUCH DISTRIBUTION WILL OCCUR, AND • COMPLETION OF THE ILPT DISTRIBUTION IS NOT CONDITIONED UPON CONSUMMATION OF THE MERGER, AND THERE IS A RISK THAT THE ILPT DISTRIBUTION WILL BE COMPLETED AND THE MERGER NOT CONSUMMATED, LEAVING SIR A SIGNIFICANTLY SMALLER COMPANY THAT WILL NO LONGER BENEFIT FROM ILPT'S INCOME OR RECEIVE DISTRIBUTIONS FROM ILPT. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS ACTS OF TERRORISM, NATURAL DISASTERS, CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS, THE MARKET DEMAND FOR LEASED SPACE OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. MANY OF THESE FACTORS ALSO APPLY TO ILPT AND ITS BUSINESS, OPERATIONS, LIQUIDITY AND FINANCIAL CONDITION, THE REALIZATION OF WHICH COULD MATERIALLY AND ADVERSELY AFFECT US, PARTICULARLY IF ILPT IS UNABLE TO MAKE DISTRIBUTIONS TO ITS SHAREHOLDERS, INCLUDING US. THE INFORMATION CONTAINED IN THE FORM S-4 AND IN OUR FILINGS WITH THE SEC INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. WARNING CONCERNING FORWARD LOOKING STATEMENTS (CONTINUED) LOOKING STATEMENTS CONCERNING FORWARD WARNING Select Income REIT 6 Supplemental Operating and Financial Data, September 30, 2018

CORPORATE INFORMATION 351, 401, 501 Elliott Avenue West, Seattle, WA Square Feet: 299,643 F5 Networks (Nasdaq: FFIV) Corporate Headquarters 7 7

COMPANY PROFILE

COMPANY PROFILE

The Company:

SIR is a real estate investment trust, or REIT, that owns directly or indirectly through its subsidiaries, including its majority owned subsidiary, ILPT, properties that are primarily net leased to single tenants. As of September 30, 2018, our consolidated portfolio included 368 buildings, leasable land parcels and easements with approximately 45.8 million rentable square feet located in 36 states. SIR owned 99 of these buildings and leasable land parcels with approximately 16.5 million rentable square feet, which are primarily office buildings, and ILPT owned 269 of these buildings, leasable land parcels and easements with approximately 29.2 million rentable square feet, including 226 buildings, leasable land parcels and easements with approximately 16.8 million rentable square feet which are primarily leasable industrial and commercial lands located in Hawaii. ILPT was our wholly owned subsidiary until January 17, 2018, when it completed an initial public offering, or the ILPT IPO, of its common shares and became a publicly traded REIT. We remain ILPT's largest shareholder and, as of the date hereof, we own 45.0 million, or approximately 69.2%, of ILPT's outstanding common shares. Pursuant to the Merger Agreement, we will, subject to the satisfaction of certain conditions, distribute all 45.0 million of the ILPT common shares that we own to our shareholders prior to the merger. We have been investment grade rated since 2014, and we are included in the Russell 2000® Index and the MSCI US REIT Index.

Management:

SIR is managed by The RMR Group LLC, or RMR, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to five publicly traded equity REITs and three real estate related operating businesses. In addition to managing SIR, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Senior Housing Properties Trust, a REIT that primarily owns healthcare, senior living and medical office buildings, Government Properties Income Trust, a REIT that primarily owns properties throughout the U.S. that are majority leased to the U.S. and state governments and office properties in the metropolitan Washington, D.C. market area that are leased to government and private sector tenants, and ILPT, a REIT and our majority owned subsidiary that owns and leases industrial and logistics properties. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities, and Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships. RMR also advises a closed end fund that invests in publicly traded securities of real estate companies, a publicly traded mortgage REIT and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries, as well as manages a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of office properties throughout the U.S. As of September 30, 2018, RMR had $30.1 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,700 properties and over 52,000 employees. We believe that being managed by RMR is a competitive advantage for SIR because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16.8 million square feet which are primarily leasable industrial and commercial lands located in Hawaii which are owned by ILPT.

(2) See page 31 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with U.S. generally accepted accounting principles, or GAAP, to those amounts.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8303
(f) (617) 796-8335

Stock Exchange Listing:

Nasdaq

Trading Symbol:

Common Shares: SIR

Issuer Ratings:

Moody's: Baa3
Standard & Poor's: BBB-

Key Data (as of September 30, 2018):

(dollars and sq. ft. in 000s)

Total buildings (1)	368
Total sq. ft.	45,754
Percent leased	95.8%
Q3 2018 total revenues	$ 121,881
Q3 2018 net income attributed to SIR	$ 29,483
Q3 2018 Normalized FFO attributed to SIR (2)	$ 55,968

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018

8

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche William A. Lamkin Jeffrey P. Somers Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management David M. Blackman John C. Popeo President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Select Income REIT Financial inquiries should be directed to John C. Popeo, Two Newton Place Chief Financial Officer and Treasurer, at (617) 796-8303 255 Washington Street, Suite 300 or jpopeo@sirreit.com. Newton, MA 02458-1634 (t) (617) 796-8303 Investor and media inquiries should be directed to (e-mail) info@sirreit.com Olivia Snyder, Manager, Investor Relations, at (617) 796-8320 or osnyder@sirreit.com. Select Income REIT 9 Supplemental Operating and Financial Data, September 30, 2018

RESEARCH COVERAGE Equity Research Coverage Bank of America / Merrill Lynch Morgan Stanley James Feldman Vikram Malhotra (646) 855-5808 (212) 761-7064 james.feldman@baml.com vikram.malhotra@morganstanley.com RESEARCH COVERAGE B. Riley FBR RBC Capital Markets Bryan Maher Michael Carroll (646) 885-5423 (440) 715-2649 bmaher@fbr.com michael.carroll@rbccm.com JMP Securities Mitch Germain (212) 906-3546 mgermain@jmpsecurities.com Rating Agencies Moody’s Investors Service Standard & Poor’s Dilara Sukhov Michael Souers (212) 553-1438 (212) 438-2508 dilara.sukhov@moodys.com michael.souers@standardandpoors.com SIR is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SIR’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SIR or its management. SIR does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Select Income REIT 10 Supplemental Operating and Financial Data, September 30, 2018

FINANCIALS Two Commercial Place, Norfolk, VA Square Feet: 288,662 Tenant: ADP, LLC 11 11

KEY CONSOLIDATED FINANCIAL DATA

KEY CONSOLIDATED FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Selected Balance Sheet Data:					
Total gross assets [1]	$ 5,090,751	$ 5,038,130	$ 5,003,168	$ 5,617,279	$ 4,972,896
Total assets	$ 4,721,499	$ 4,683,850	$ 4,669,009	$ 5,303,030	$ 4,677,395
Total liabilities	$ 2,341,859	$ 2,288,219	$ 2,240,565	$ 3,311,211	$ 2,655,096
Total shareholders' equity	$ 2,379,640	$ 2,395,631	$ 2,428,444	$ 1,991,819	$ 2,022,299
Selected Income Statement Data:					
Total revenues	$ 121,881	$ 116,007	$ 120,629	$ 117,925	$ 118,014
Net income	$ 35,080	$ 17,464	$ 37,679	$ 2,075	$ 31,442
Net income attributed to SIR	$ 29,483	$ 11,699	$ 33,200	$ 2,075	$ 31,442
NOI [2]	$ 94,549	$ 89,947	$ 93,559	$ 92,434	$ 91,876
Adjusted EBITDA [3]	$ 87,928	$ 72,297	$ 85,982	$ 59,818	$ 85,695
FFO attributed to SIR [4]	$ 68,279	$ 44,586	$ 66,395	$ 36,977	$ 66,155
Normalized FFO attributed to SIR [4]	$ 55,968	$ 40,555	$ 56,045	$ 34,764	$ 60,677
Per Common Share Data:					
Net income attributed to SIR - basic and diluted	$ 0.33	$ 0.13	$ 0.37	$ 0.02	$ 0.35
FFO attributed to SIR - basic and diluted [4]	$ 0.76	$ 0.50	$ 0.74	$ 0.41	$ 0.74
Normalized FFO attributed to SIR - basic and diluted [4]	$ 0.63	$ 0.45 [6]	$ 0.63	$ 0.39	$ 0.68
Dividends:					
Annualized dividends paid per share	$ 2.04	$ 2.04	$ 2.04	$ 2.04	$ 2.04
Annualized dividend yield (at end of period) [5]	9.3%	9.1%	10.5%	8.1%	8.7%
Normalized FFO payout ratio [4]	81.0%	113.3% [6]	81.0%	130.8%	75.0%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) See page 25 for the calculation of NOI and page 26 for a reconciliation of net income determined in accordance with GAAP to that amount.
(3) See page 30 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. Adjusted EBITDA for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569.
(4) See page 31 for the calculation of FFO attributed to SIR and Normalized FFO attributed to SIR and a reconciliation of net income attributed to SIR determined in accordance with GAAP to those amounts. Excluding business management incentive fee expense of $25,569 for the the three months ended December 31, 2017, Normalized FFO attributed to SIR per common share and the Normalized FFO payout ratio would have been $0.67 and 76.1%, respectively.
(5) Annualized dividend yield is the annualized dividend paid during the period divided by the closing price of our common shares at the end of the period.
(6) Excluding the non-cash write-off of straight line rents receivable of $10,626 recorded during the three months ended June 30, 2018, Normalized FFO attributed to SIR per common share and the Normalized FFO payout ratio would have been $0.57 and 89.5%, respectively.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
12

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) September 30, December 31, 2018 2017 ASSETS Real estate properties: Land $ 1,057,197 $ 1,041,767 Buildings and improvements 3,238,661 3,178,098 4,295,858 4,219,865 Accumulated depreciation (369,252) (314,249) 3,926,606 3,905,616 Properties held for sale 15,289 5,829 Acquired real estate leases, net 433,947 477,577 Cash and cash equivalents 25,982 658,719 Restricted cash 403 178 Rents receivable, including straight line rents of $121,770 and $122,010, respectively, net of allowance for doubtful accounts of $2,227 and $1,396, respectively 131,642 127,672 Deferred leasing costs, net 14,568 14,295 Other assets, net 173,062 113,144 Total assets $ 4,721,499 $ 5,303,030 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 108,000 $ — ILPT revolving credit facility 380,000 750,000 Unsecured term loan, net — 348,870 Senior unsecured notes, net 1,430,688 1,777,425 Mortgage notes payable, net 210,624 210,785 Accounts payable and other liabilities 92,626 101,352 Assumed real estate lease obligations, net 62,176 68,783 Rents collected in advance 21,626 15,644 Security deposits 9,370 8,346 Due to related persons 26,749 30,006 Total liabilities 2,341,859 3,311,211 Commitments and contingencies CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Shareholders' equity: Shareholders' equity attributable to SIR: Common shares of beneficial interest, $.01 par value: 125,000,000 shares authorized; 89,550,528 and 89,487,371 shares issued and outstanding, respectively 896 895 Additional paid in capital 2,312,724 2,180,896 Cumulative net income 634,849 508,213 Cumulative other comprehensive income 863 52,665 Cumulative common distributions (887,776) (750,850) Total shareholders' equity attributable to SIR 2,061,556 1,991,819 Noncontrolling interest in consolidated subsidiary 318,084 — Total shareholders' equity 2,379,640 1,991,819 Total liabilities and shareholders' equity $ 4,721,499 $ 5,303,030 Select Income REIT 13 Supplemental Operating and Financial Data, September 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars and shares in thousands, except per share data)

	For the Three Months Ended September 30, 2018	For the Three Months Ended September 30, 2017	For the Nine Months Ended September 30, 2018	For the Nine Months Ended September 30, 2017
Revenues:				
Rental income	$ 101,833	$ 98,635	$ 298,003	$ 293,020
Tenant reimbursements and other income	20,048	19,379	60,514	57,158
Total revenues	121,881	118,014	358,517	350,178
Expenses:				
Real estate taxes	12,518	11,489	36,748	33,168
Other operating expenses	14,814	14,649	43,714	41,039
Depreciation and amortization	35,371	34,713	105,326	102,770
Acquisition and transaction related costs	3,796	—	3,796	—
General and administrative [1]	15,331	1,608	47,353	24,697
Write-off of straight line rents receivable, net [2]	—	—	10,626	12,517
Loss on asset impairment [2]	—	—	—	4,047
Loss on impairment of real estate assets [3]	9,706	—	9,706	229
Total expenses	91,536	62,459	257,269	218,467
Operating income	30,345	55,555	101,248	131,711
Dividend income	397	397	1,190	1,190
Unrealized gain on equity securities [4]	22,771	—	53,159	—
Interest income	133	19	753	39
Interest expense (including net amortization of debt issuance costs, premiums and discounts of $1,746, $1,716, $5,245 and $4,688, respectively)	(23,287)	(24,383)	(69,446)	(68,278)
Loss on early extinguishment of debt	—	—	(1,192)	—
Income before income tax expense, equity in earnings of an investee and gain on sale of real estate	30,359	31,588	85,712	64,662
Income tax expense	(185)	(177)	(446)	(364)
Equity in earnings of an investee	831	31	882	533
Income before gain on sale of real estate	31,005	31,442	86,148	64,831
Gain on sale of real estate [5]	4,075	—	4,075	—
Net income	35,080	31,442	90,223	64,831
Net income allocated to noncontrolling interest	(5,597)	—	(15,841)	—
Net income attributed to SIR	$ 29,483	$ 31,442	$ 74,382	$ 64,831
Weighted average common shares outstanding - basic	89,410	89,355	89,395	89,341
Weighted average common shares outstanding - diluted	89,437	89,379	89,411	89,364
Net income attributed to SIR per common share - basic and diluted	$ 0.33	$ 0.35	$ 0.83	$ 0.73
Additional Data:				
General and administrative expenses [1] / total assets (at end of period)	0.3%	—%	1.0%	0.5%
Non-cash straight line rent adjustments included in rental income [6]	$ 3,505	$ 5,581	$ 9,994	$ 16,361
Lease value amortization included in rental income [6]	$ 556	$ 547	$ 1,615	$ 1,508
Lease termination fees included in rental income [6]	$ 77	$ —	$ 77	$ 101
Non-cash amortization included in other operating expenses [7]	$ 74	$ 213	$ 362	$ 639
Non-cash amortization included in general and administrative expenses [7]	$ 483	$ 345	$ 1,310	$ 1,034

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
14

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) (dollars in thousands, except per share data) (1) General and administrative expenses include estimated business management incentive fee expense of $6,664 and the reversal of previously accrued estimated business management incentive fees of $5,478 for the three months ended September 30, 2018 and 2017, respectively, and estimated business management incentive fee expense of $21,479 and $3,288 for the nine months ended September 30, 2018 and 2017, respectively. (2) In May 2018, one of our tenants defaulted on its lease for a property located in Naperville, IL with approximately 820,000 rentable square feet and an original lease expiration date of March 31, 2029. During the three months ended June 30, 2018, we recorded a non-cash charge of $10,626 to write off straight line rents receivable related to this lease. The lease with the tenant that defaulted was amended effective October 1, 2018. Under the terms of such lease amendment, the tenant paid amounts outstanding under the original lease for the period through September 30, 2018 and made a partial payment for unpaid real estate taxes. In addition, the tenant made a one time payment of $2,000 for deferred capital costs, and its first monthly payment of $250 to offset building expenses that were previously paid directly by the tenant but that are currently paid by us. The tenant assigned its subleases at the property to us and continues to occupy and pay rent on 147,045 square feet and has agreed to do so for 30 months from the date of the amendment. In March 2017, one of our tenants filed for bankruptcy and rejected two leases with us: (i) a lease for a property located in Huntsville, AL with approximately 1.4 million rentable square feet and an original lease term until August 2032 and (ii) a lease for a property in Hanover, PA with approximately 502,000 rentable square feet and an original lease term until September 2028. The Huntsville, AL property is occupied by a subtenant of our former tenant which is now contractually obligated to pay rent to us in an amount equal to the rent under the former tenant's lease for a term that runs concurrently with the former tenant’s original lease term, but is subject to certain tenant termination rights. We expect that the lost rents plus carrying costs, such as real estate taxes, insurance, security and other operating costs, from a fully vacant Hanover, PA property may total approximately $3,800 per year. The bankruptcy court overseeing this matter granted us permission to offset our damages with a $3,739 security deposit held from the bankrupt former tenant with respect to the Hanover, PA property. During the three months ended March 31, 2017, we recorded a non-cash charge of $12,517 to write off straight line rents receivable (net of the $3,739 security deposit) related to the rejected leases with the bankrupt former tenant at both properties plus an impairment charge of $4,047 related to the write-off of lease intangibles related to the property located in Hanover, PA. (3) During the three months ended September 30, 2018, we recorded a loss on impairment of real estate assets of $9,706 to reduce the carrying value of one property located in Hanover, PA to its estimated fair value less costs to sell. (4) Unrealized gain on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common stock to its fair value as of September 30, 2018 in accordance with new GAAP standards effective January 1, 2018. (5) During the three months ended September 30, 2018, we recorded a gain on sale of real estate of $4,075 in connection with the sale of a 100% owned land parcel in Kapolei, HI. (6) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (7) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees expense, which are included in general and administrative and other operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Select Income REIT 15 Supplemental Operating and Financial Data, September 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) For the Nine Months Ended September 30, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income $ 90,223 $ 64,831 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 61,162 59,994 Net amortization of debt issuance costs, premiums and discounts 5,245 4,688 Amortization of acquired real estate leases and assumed real estate lease obligations 41,331 40,308 Amortization of deferred leasing costs 1,440 1,170 Write-off of straight line rents and provision for losses on rents receivable 11,509 12,856 Straight line rental income (9,994) (16,361) Impairment losses 9,706 4,276 Loss on early extinguishment of debt 1,192 — Gain on sale of real estate (4,075) — Other non-cash expenses, net 155 (453) Unrealized gain on equity securities (53,159) — Equity in earnings of an investee (882) (533) Change in assets and liabilities: Rents receivable (5,485) 1,563 Deferred leasing costs (1,677) (2,591) Other assets (1,285) (7,355) Accounts payable and other liabilities (8,208) (4,910) Rents collected in advance 5,982 1,312 Security deposits 1,024 263 Due to related persons (3,257) 3,706 Net cash provided by operating activities 140,947 162,764 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions and deposits (95,078) (117,458) Real estate improvements (16,630) (11,723) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Proceeds from sale of properties, net 9,394 — Net cash used in investing activities (102,314) (129,181) Select Income REIT 16 Supplemental Operating and Financial Data, September 30, 2018

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) For the Nine Months Ended September 30, 2018 2017 CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of common shares in subsidiary, net 444,309 — Proceeds from issuance of senior unsecured notes, after discounts — 345,394 Repayments of mortgage notes payable (54) (17,552) Borrowings under revolving credit facilities 342,000 220,000 Repayments of revolving credit facilities (604,000) (445,000) Payment of debt issuance costs (4,183) (3,197) Repayment of unsecured term loan (350,000) — Repayment of senior unsecured notes (350,000) — Distributions to common shareholders (136,926) (136,832) Repurchase of common shares (283) (309) Distributions to noncontrolling interest (12,008) — Net cash used in financing activities (671,145) (37,496) Decrease in cash, cash equivalents and restricted cash (632,512) (3,913) Cash, cash equivalents and restricted cash at beginning of period 658,897 22,171 Cash, cash equivalents and restricted cash at end of period $ 26,385 $ 18,258 SUPPLEMENTAL DISCLOSURES: Interest paid $ 76,142 $ 71,913 Income taxes paid $ 421 $ 373 SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows: As of September 30, 2018 2017 Cash and cash equivalents $ 25,982 $ 18,155 Restricted cash 403 103 Total cash, cash equivalents and restricted cash shown in the statements of cash flows $ 26,385 $ 18,258 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONDENSED CONSOLIDATED Select Income REIT 17 Supplemental Operating and Financial Data, September 30, 2018

FINANCIAL INFORMATION BY OWNER

FINANCIAL INFORMATION BY OWNER

(dollars and sq. ft. in thousands)

	For the Three Months Ended September 30, 2018 (1)			For the Nine Months Ended September 30, 2018 (1)		
	SIR (excluding ILPT)	ILPT	Consolidated	SIR (excluding ILPT)	ILPT	Consolidated
REVENUES:						
Rental income	$ 67,052	$ 34,781	$ 101,833	$ 194,533	$ 103,470	$ 298,003
Tenant reimbursements and other income	14,398	5,650	20,048	43,528	16,986	60,514
Total revenues	81,450	40,431	121,881	238,061	120,456	358,517
EXPENSES:						
Real estate taxes	7,576	4,942	12,518	22,639	14,109	36,748
Other operating expenses	11,533	3,281	14,814	34,064	9,650	43,714
Depreciation and amortization	28,219	7,152	35,371	84,411	20,915	105,326
Acquisition and transaction related costs	3,796	—	3,796	3,796	—	3,796
General and administrative	12,407	2,924	15,331	38,967	8,386	47,353
Write-off of straight line rents receivable, net	—	—	—	10,626	—	10,626
Loss on impairment of real estate assets	9,706	—	9,706	9,706	—	9,706
Total expenses	73,237	18,299	91,536	204,209	53,060	257,269
Operating income	8,213	22,132	30,345	33,852	67,396	101,248
Dividend income	397	—	397	1,190	—	1,190
Unrealized gain on equity securities	22,771	—	22,771	53,159	—	53,159
Interest income	62	71	133	619	134	753
Interest expense	(19,235)	(4,052)	(23,287)	(58,040)	(11,406)	(69,446)
Loss on early extinguishment of debt	—	—	—	(1,192)	—	(1,192)
Income before income tax expense, equity in earnings of an investee and gain on sale of real estate	12,208	18,151	30,359	29,588	56,124	85,712
Income tax expense	(176)	(9)	(185)	(422)	(24)	(446)
Equity in earnings of an investee	831	—	831	882	—	882
Income before gain on sale of real estate	12,863	18,142	31,005	30,048	56,100	86,148
Gain on sale of real estate	4,075	—	4,075	4,075	—	4,075
Net income	16,938	18,142	35,080	34,123	56,100	90,223
Net income allocated to noncontrolling interest	(5,597)	—	(5,597)	(15,841)	—	(15,841)
Net income attributed to SIR	$ 11,341	$ 18,142	$ 29,483	$ 18,282	$ 56,100	$ 74,382

	As of September 30, 2018 (1)		
	SIR (excluding ILPT)	ILPT	Consolidated
Total Assets	$ 3,214,870	$ 1,506,629	$ 4,721,499
Unsecured revolving credit facility	$ 108,000	$ 380,000	$ 488,000
Senior unsecured notes, net	1,430,688	—	1,430,688
Mortgage notes payable, net	161,373	49,251	210,624
Total Debt	$ 1,700,061	$ 429,251	$ 2,129,312

(1) In connection with ILPT's formation in September 2017, SIR contributed to ILPT substantially all of SIR's industrial and logistics properties located in Hawaii, totaling 226 buildings, leasable land parcels and easements, as well as 40 industrial and logistics buildings located in 24 other states (a combined 28,540 rentable square feet), and ILPT issued a $750,000 demand note and 45,000,000 of the common shares of ILPT to SIR. On January 17, 2018, ILPT completed the ILPT IPO and sold 20,000,000 of its common shares for net proceeds (after deducting the underwriting discount and commissions and expenses) of $444,309. ILPT used part of the net proceeds from the ILPT IPO towards the repayment of amounts outstanding under its revolving credit facility. ILPT also reimbursed us for approximately $7,271 of costs we incurred in connection with ILPT's formation and the preparation for the ILPT IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
18

CONSOLIDATED DEBT SUMMARY

CONSOLIDATED DEBT SUMMARY

(dollars in thousands)

	Coupon Rate [1]	Interest Rate [2]	Principal Balance [3]	Maturity Date	Due at Maturity	Years to Maturity
As of September 30, 2018:						
Unsecured Floating Rate Debt:						
SIR revolving credit facility (LIBOR + 125 bps) [4]	3.335%	3.335%	$ 108,000	3/29/2019	$ 108,000	0.5
ILPT revolving credit facility (LIBOR + 130 bps) [5]	3.504%	3.504%	380,000	12/29/2021	380,000	3.2
Subtotal / weighted average unsecured floating rate debt	3.467%	3.467%	488,000		488,000	2.6
Unsecured Fixed Rate Debt:						
Senior notes due 2020	3.600%	3.775%	400,000	2/1/2020	400,000	1.3
Senior notes due 2022	4.150%	4.360%	300,000	2/1/2022	300,000	3.3
Senior notes due 2024	4.250%	4.471%	350,000	5/15/2024	350,000	5.6
Senior notes due 2025	4.500%	4.755%	400,000	2/1/2025	400,000	6.3
Subtotal / weighted average unsecured fixed rate debt	4.119%	4.334%	1,450,000		1,450,000	4.1
Secured Fixed Rate Debt:						
One property (one building) in Philadelphia, PA [6]	4.114%	4.160%	40,946	8/3/2020	39,635	1.8
One property (one building) in Chester, VA [7]	3.990%	3.480%	48,750	11/1/2020	48,750	2.1
One property (three buildings) in Seattle, WA	3.550%	3.790%	71,000	5/1/2023	71,000	4.6
One property (one building) in Chicago, IL	3.700%	3.590%	50,000	6/1/2023	50,000	4.7
Subtotal / weighted average secured fixed rate debt	3.797%	3.743%	210,696		209,385	3.5
Total / weighted average debt	3.939%	4.079%	$ 2,148,696		$ 2,147,385	3.7

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
19

CONSOLIDATED DEBT SUMMARY (CONTINUED) (dollars in thousands) (1) Reflects the interest rate stated in, or determined pursuant to, the contract terms. (2) Includes the effect of interest rate protection and mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes upfront transaction costs. (3) Principal balance excludes unamortized premiums, discounts and certain issuance costs related to these debts. Total debt outstanding as of September 30, 2018, net of unamortized premiums, discounts and certain issuance costs totaling $19,384, was $2,129,312. (4) We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 125 basis points and a facility fee of 25 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020. Principal balance represents the amount outstanding under our $750,000 revolving credit facility at September 30, 2018. Interest rate is as of September 30, 2018 and excludes the 25 basis points facility fee. The maximum borrowing availability under our revolving credit facility may be increased to up to $1,850,000 in certain circumstances. (5) ILPT has a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 15 basis points per annum as of September 30, 2018. The interest rate premium for ILPT's revolving credit facility is subject to adjustment based on changes to ILPT's leverage ratio, and the commitment fee is subject to adjustment based on the unused portion of ILPT's revolving credit facility. ILPT has the option to extend the maturity date of its revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions. Principal balance represents the amount outstanding under ILPT's $750,000 revolving credit facility at September 30, 2018. Interest rate is as of September 30, 2018 and excludes the commitment fee. The maximum borrowing availability under ILPT's revolving credit facility may be increased to up to $1,500,000 in certain circumstances. (6) Interest is payable at a rate equal to LIBOR plus a premium. The interest charge has been fixed by a cash flow hedge which sets the interest rate at approximately 4.16% until August 3, 2020, which is the maturity date of the mortgage note. Coupon rate is as of September 30, 2018. (7) Represents a mortgage note secured by a property owned by ILPT. CONSOLIDATED DEBT SUMMARY (CONTINUED) DEBT SUMMARY CONSOLIDATED Select Income REIT 20 Supplemental Operating and Financial Data, September 30, 2018

CONSOLIDATED DEBT MATURITY SCHEDULE

CONSOLIDATED DEBT MATURITY SCHEDULE

(dollars in thousands)

Scheduled Principal Payments as of September 30, 2018

Period/Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total [(3)]
10/1/2018 - 12/31/2018	$ —	$ —	$ 174	$ 174
2019	108,000 [(1)]	—	710	108,710
2020	—	400,000	88,812	488,812
2021	380,000 [(2)]	—	—	380,000
2022	—	300,000	—	300,000
2023	—	—	121,000	121,000
2024	—	350,000	—	350,000
2025	—	400,000	—	400,000
Total	$ 488,000	$ 1,450,000	$ 210,696	$ 2,148,696
Percent	22.7%	67.5%	9.8%	100.0%

(1) Represents the amount outstanding under our $750,000 revolving credit facility at September 30, 2018. We have a $750,000 revolving credit facility which has a maturity date of March 29, 2019, interest payable on borrowings of LIBOR plus 125 basis points and a facility fee of 25 basis points. Both the interest rate premium and the facility fee for our revolving credit facility are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting other conditions, we have the option to extend the maturity date to March 29, 2020.

(2) Represents the amount outstanding under ILPT's $750,000 revolving credit facility at September 30, 2018. ILPT has a $750,000 revolving credit facility which has a maturity date of December 29, 2021, interest payable on borrowings of LIBOR plus a premium and a commitment fee of 15 basis points per annum as of September 30, 2018. The interest rate premium for ILPT's revolving credit facility is subject to adjustment based on changes to ILPT's leverage ratio, and the commitment fee is subject to adjustment based on the unused portion of ILPT's revolving credit facility. ILPT has the option to extend the maturity date of its revolving credit facility for two, six month periods, subject to payment of extension fees and satisfaction of other conditions.

(3) Total debt outstanding as of September 30, 2018, net of unamortized premiums, discounts and certain issuance costs totaling $19,384, was $2,129,312.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
21

CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

CONSOLIDATED LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Leverage Ratios:					
Total debt (1) / total gross assets (2)	42.2%	41.7%	41.4%	55.4%	49.9%
Total debt (1) / gross book value of real estate assets (3)	43.5%	42.7%	42.6%	64.0%	51.0%
Total debt (1) / total market capitalization (4)	52.2%	51.1%	54.6%	58.0%	54.2%
Secured debt (1) / total assets	4.5%	4.5%	4.5%	4.0%	4.9%
Variable rate debt (1) / total debt (1)	22.7%	20.9%	19.8%	35.4%	18.2%
Coverage Ratios:					
Adjusted EBITDA (5) / interest expense	3.8x	3.2x (8)	3.7x	2.4x	3.5x
Total debt (1) / annualized Adjusted EBITDA (5)	6.1x	7.3x (8)	6.0x	13.0x	7.2x
Public Debt Covenants:					
Total debt / adjusted total assets (6) (maximum 60%)	41.9%	41.4%	41.3%	55.4%	50.0%
Secured debt / adjusted total assets (6) (maximum 40%)	4.1%	4.2%	4.2%	17.1%	4.6%
Consolidated income available for debt service (7) / annual debt service (minimum 1.50x)	3.3x	3.6x	4.0x	3.4x	3.8x
Total unencumbered assets (6) / unsecured debt (minimum 150%)	242.7%	245.6%	246.5%	178.9%	199.9%

(1) Debt amounts represent the principal balance as of the date reported.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 30 for the calculation of Adjusted EBITDA and for a reconciliation of net income determined in accordance with GAAP to that amount.
(6) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP and exclude depreciation and amortization, accounts receivable, other intangible assets and impairment writedowns, if any.
(7) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, gains and losses on early extinguishment of debt, and gains and losses on sales of properties, if any, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.
(8) Excluding the non-cash write-off of straight line rents receivable of $10.6 million recorded during the three months ended June 30, 2018, the ratios of Adjusted EBITDA to interest expense and total debt to annualized Adjusted EBITDA would have been 3.7x and 6.3x, respectively.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
22

CONSOLIDATED CAPITAL EXPENDITURES SUMMARY

CONSOLIDATED CAPITAL EXPENDITURES SUMMARY

(dollars in thousands)

	For the Three Months Ended				
SIR (excluding ILPT):	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Tenant improvements (1)	$ 3,318	$ 6,671	$ 1,734	$ —	$ 376
Leasing costs (2)	211	308	571	3,160	308
Building improvements (3)	1,464	660	385	1,330	1,099
Recurring capital expenditures	4,993	7,639	2,690	4,490	1,783
Development, redevelopment and other activities (4)	950	1,067	72	462	655
Total capital expenditures	$ 5,943	$ 8,706	$ 2,762	$ 4,952	$ 2,438

	For the Three Months Ended				
ILPT:	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Tenant improvements (1)	$ —	$ —	$ 69	$ 384	$ 2
Leasing costs (2)	188	324	5	80	95
Building improvements (3)	657	211	90	228	224
Recurring capital expenditures	845	535	164	692	321
Development, redevelopment and other activities (4)	110	78	378	634	1,928
Total capital expenditures	$ 955	$ 613	$ 542	$ 1,326	$ 2,249

	For the Three Months Ended				
Consolidated:	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Tenant improvements (1)	$ 3,318	$ 6,671	$ 1,803	$ 384	$ 378
Leasing costs (2)	399	632	576	3,240	403
Building improvements (3)	2,121	871	475	1,558	1,323
Recurring capital expenditures	5,838	8,174	2,854	5,182	2,104
Development, redevelopment and other activities (4)	1,060	1,145	450	1,096	2,583
Total capital expenditures	$ 6,898	$ 9,319	$ 3,304	$ 6,278	$ 4,687

(1) Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) Leasing costs include leasing related costs, such as brokerage commissions, legal costs and tenant inducements.
(3) Building improvements generally include (i) expenditures to replace obsolete building components and (ii) expenditures that extend the useful life of existing assets.
(4) Development, redevelopment and other activities generally include (i) capital expenditures that are identified at the time of a property acquisition and incurred within a short time period after acquiring the property and (ii) capital expenditure projects that reposition a property or result in new sources of revenues.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
23

CONSOLIDATED PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18

CONSOLIDATED PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE 1/1/18

(sq. ft. and dollars in thousands, except per sq. ft. data)

Acquisitions [1]:

Date Acquired	Location	Number of Buildings	Owner	Sq. Ft.	Purchase Price [2]	Purchase Price [2] / Sq. Ft.	Cap Rate [3]	Weighted Average Remaining Lease Term in Years [4]	Percent Leased [5]	Tenant
6/27/2018	Doral, FL	1	ILPT	240	$ 43,075	$ 179	5.1%	10.0	100%	Hellmann Worldwide Logistics, Inc.
9/20/2018	Carlisle, PA	1	ILPT	205	20,000	98	5.0%	6.5	100%	TAP Worldwide, LLC
9/28/2018	Upper Marlboro, MD	1	ILPT	221	29,250	132	5.1%	12.3	100%	LZB Manufacturing, Inc.
10/16/2018	Maple Grove, MN	1	ILPT	319	27,700	87	5.7%	6.3	100%	Bunzl Minneapolis, LLC
Total / Weighted Average		4		985	$ 120,025	$ 122	5.2%	9.1	100%	

(1) On October 10, 2018, ILPT acquired a land parcel adjacent to a property it owns located in Ankeny, IA for $450, excluding acquisition related costs. This land parcel will be used for a 194 square foot expansion for the existing tenant at such property.
(2) Represents the gross purchase price, including assumed mortgage debt, if any, and excluding acquisition related costs and purchase price allocations.
(3) Represents the ratio of (x) annual straight line rental income, excluding the impact of above and below market lease amortization, based on existing leases as of the date of acquisition, less estimated annual property operating expenses as of the date of acquisition, excluding depreciation and amortization expense, to (y) the acquisition purchase price, including the principal amount of any assumed debt and excluding acquisition related costs.
(4) Average remaining lease term in years is weighted based on rental revenues as of the date acquired.
(5) Percent leased is as of the date acquired.

Dispositions:

Date Sold	Location	Number of Land Parcels	Owner	Sq. Ft.	Sale Price [1]
8/31/2018	Kapolei, HI	1	SIR	418	$ 10,300

(1) Represents the gross contract sales price, plus purchase price adjustments, if any, and excludes closing costs.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
24

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI [1]

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Calculation of NOI and Cash Basis NOI:							
Rental income	$ 101,833	$ 96,415	$ 99,755	$ 99,265	$ 98,635	$ 298,003	$ 293,020
Tenant reimbursements and other income	20,048	19,592	20,874	18,660	19,379	60,514	57,158
Real estate taxes	(12,518)	(12,442)	(11,788)	(10,963)	(11,489)	(36,748)	(33,168)
Other operating expenses	(14,814)	(13,618)	(15,282)	(14,528)	(14,649)	(43,714)	(41,039)
NOI	$ 94,549	$ 89,947	$ 93,559	$ 92,434	$ 91,876	$ 278,055	$ 275,971
SIR NOI (excluding ILPT)	$ 62,341	$ 57,933	$ 61,084	$ 60,403	$ 60,116	$ 181,358	$ 180,277
ILPT NOI	32,208	32,014	32,475	32,031	31,760	96,697	95,694
NOI	$ 94,549	$ 89,947	$ 93,559	$ 92,434	$ 91,876	$ 278,055	$ 275,971
Non-cash straight line rent adjustments included in rental income [2]	(3,505)	(2,933)	(3,556)	(4,608)	(5,581)	(9,994)	(16,361)
Lease value amortization included in rental income [2]	(556)	(545)	(514)	(546)	(547)	(1,615)	(1,508)
Lease termination fees included in rental income [2]	(77)	—	—	(212)	—	(77)	(101)
Non-cash amortization included in other operating expenses [3]	(74)	(75)	(213)	(213)	(213)	(362)	(639)
Cash Basis NOI	$ 90,337	$ 86,394	$ 89,276	$ 86,855	$ 85,535	$ 266,007	$ 257,362
SIR Cash Basis NOI (excluding ILPT)	$ 59,349	$ 55,519	$ 58,097	$ 56,573	$ 55,486	$ 172,965	$ 166,792
ILPT Cash Basis NOI	30,988	30,875	31,179	30,282	30,049	93,042	90,570
Cash Basis NOI	$ 90,337	$ 86,394	$ 89,276	$ 86,855	$ 85,535	$ 266,007	$ 257,362

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
25

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (CONTINUED)

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI) AND CASH BASIS NOI (CONTINUED) [(1)]

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Reconciliation of Net Income to NOI and Cash Basis NOI:							
Net income	$ 35,080	$ 17,464	$ 37,679	$ 2,075	$ 31,442	$ 90,223	$ 64,831
Gain on sale of real estate [(5)]	(4,075)	—	—	—	—	(4,075)	—
Income before gain on sale of real estate	31,005	17,464	37,679	2,075	31,442	86,148	64,831
Equity in earnings of an investee	(831)	(7)	(44)	(75)	(31)	(882)	(533)
Income tax expense	185	101	160	102	177	446	364
Income before income tax expense, equity in earnings of an investee and gain on sale of real estate	30,359	17,558	37,795	2,102	31,588	85,712	64,662
Loss on early extinguishment of debt	—	—	1,192	—	—	1,192	—
Interest expense	23,287	22,667	23,492	24,592	24,383	69,446	68,278
Interest income	(133)	(110)	(510)	(51)	(19)	(753)	(39)
Unrealized gain on equity securities	(22,771)	(13,488)	(16,900)	—	—	(53,159)	—
Dividend income	(397)	(396)	(397)	(397)	(397)	(1,190)	(1,190)
Operating income	30,345	26,231	44,672	26,246	55,555	101,248	131,711
Loss on impairment of real estate assets [(6)]	9,706	—	—	—	—	9,706	229
Loss on asset impairment [(4)]	—	—	—	—	—	—	4,047
Write-off of straight line rents receivable, net [(4)]	—	10,626	—	—	—	10,626	12,517
General and administrative	15,331	18,081	13,941	30,211	1,608	47,353	24,697
Acquisition and transaction related costs	3,796	—	—	1,075	—	3,796	—
Depreciation and amortization	35,371	35,009	34,946	34,902	34,713	105,326	102,770
NOI	94,549	89,947	93,559	92,434	91,876	278,055	275,971
Non-cash straight line rent adjustments included in rental income [(2)]	(3,505)	(2,933)	(3,556)	(4,608)	(5,581)	(9,994)	(16,361)
Lease value amortization included in rental income [(2)]	(556)	(545)	(514)	(546)	(547)	(1,615)	(1,508)
Lease termination fees included in rental income [(2)]	(77)	—	—	(212)	—	(77)	(101)
Non-cash amortization included in other operating expenses [(3)]	(74)	(75)	(213)	(213)	(213)	(362)	(639)
Cash Basis NOI	$ 90,337	$ 86,394	$ 89,276	$ 86,855	$ 85,535	$ 266,007	$ 257,362

(1) See Definitions of Certain Non-GAAP Financial Measures on page 33 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) During the three months ended June 30, 2018, we recorded a $10,626 non-cash write-off of straight line rents receivable as a result of a tenant default. During the three months ended March 31, 2017, we recorded a $12,517 non-cash write-off of straight line rents receivable related to leases associated with a tenant bankruptcy at two properties located in Huntsville, AL and Hanover, PA and a $4,047 loss on asset impairment for unamortized lease intangibles related to a lease associated with this tenant bankruptcy at the property located in Hanover, PA. See footnote (2) on page 15 for more information regarding these matters.

(5) During the three months ended September 30, 2018, we recorded a gain on sale of real estate of $4,075 in connection with the sale of a 100% owned land parcel in Kapolei, HI.

(6) During the three months ended September 30, 2018, we recorded a loss on impairment of real estate assets of $9,706 to reduce the carrying value of one property located in Hanover, PA to its estimated fair value less costs to sell.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
26

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI

RECONCILIATION OF NOI TO SAME PROPERTY NOI AND CALCULATION OF SAME PROPERTY CASH BASIS NOI [1]

(dollars in thousands)

	For the Three Months Ended		For the Nine Months Ended	
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Reconciliation of NOI to Same Property NOI [2][3]:				
Rental income	$ 101,833	$ 98,635	$ 298,003	$ 293,020
Tenant reimbursements and other income	20,048	19,379	60,514	57,158
Real estate taxes	(12,518)	(11,489)	(36,748)	(33,168)
Other operating expenses	(14,814)	(14,649)	(43,714)	(41,039)
NOI	94,549	91,876	278,055	275,971
Less:				
NOI of properties not included in same property results	(1,541)	(767)	(7,624)	(3,226)
Same property NOI	$ 93,008	$ 91,109	$ 270,431	$ 272,745
SIR same property NOI (excluding ILPT)	$ 61,379	$ 59,349	$ 174,337	$ 177,051
ILPT same property NOI	31,629	31,760	96,094	95,694
Same property NOI	$ 93,008	$ 91,109	$ 270,431	$ 272,745
Calculation of Same Property Cash Basis NOI [2][3]:				
Same property NOI	$ 93,008	$ 91,109	$ 270,431	$ 272,745
Less:				
Non-cash straight line rent adjustments included in rental income [4]	(3,370)	(5,515)	(9,419)	(14,696)
Lease value amortization included in rental income [4]	(556)	(547)	(1,615)	(1,508)
Lease termination fees included in rental income [4]	(77)	—	(77)	(101)
Non-cash amortization included in other operating expenses [5]	(73)	(211)	(358)	(633)
Same property Cash Basis NOI	$ 88,932	$ 84,836	$ 258,962	$ 255,807
SIR same property Cash Basis NOI (excluding ILPT)	$ 58,447	$ 54,787	$ 166,444	$ 165,237
ILPT same property Cash Basis NOI	30,485	30,049	92,518	90,570
Same property Cash Basis NOI	$ 88,932	$ 84,836	$ 258,962	$ 255,807

(1) See Definitions of Certain Non-GAAP Financial Measures on page 33 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.
(2) For the three months ended September 30, 2018 and 2017, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2018 and that we owned continuously since July 1, 2017.
(3) For the nine months ended September 30, 2018 and 2017, same property NOI and Cash Basis NOI are based on properties that we owned as of September 30, 2018 and that we owned continuously since January 1, 2017.
(4) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.
(5) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
27

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1)

(dollars in thousands)

	Three Months Ended September 30, 2018			Three Months Ended September 30, 2017		
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:						
Rental income	$ 67,052	$ 34,781	$ 101,833	$ 65,011	$ 33,624	$ 98,635
Tenant reimbursements and other income	14,398	5,650	20,048	13,937	5,442	19,379
Real estate taxes	(7,576)	(4,942)	(12,518)	(6,910)	(4,579)	(11,489)
Other operating expenses	(11,533)	(3,281)	(14,814)	(11,922)	(2,727)	(14,649)
NOI	62,341	32,208	94,549	60,116	31,760	91,876
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(2,377)	(1,128)	(3,505)	(4,105)	(1,476)	(5,581)
Lease value amortization included in rental income (2)	(464)	(92)	(556)	(450)	(97)	(547)
Lease termination fees included in rental income (2)	(77)	—	(77)	—	—	—
Non-cash amortization included in other operating expenses (3)	(74)	—	(74)	(75)	(138)	(213)
Cash Basis NOI	$ 59,349	$ 30,988	$ 90,337	$ 55,486	$ 30,049	$ 85,535
Reconciliation of NOI to Same Property NOI (4):						
NOI	$ 62,341	$ 32,208	$ 94,549	$ 60,116	$ 31,760	$ 91,876
Less:						
NOI of properties not included in same property results	(962)	(579)	(1,541)	(767)	—	(767)
Same property NOI	$ 61,379	$ 31,629	$ 93,008	$ 59,349	$ 31,760	$ 91,109
Reconciliation of Same Property NOI to Same Property Cash Basis NOI (4):						
Same property NOI	$ 61,379	$ 31,629	$ 93,008	$ 59,349	$ 31,760	$ 91,109
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(2,318)	(1,052)	(3,370)	(4,039)	(1,476)	(5,515)
Lease value amortization included in rental income (2)	(464)	(92)	(556)	(450)	(97)	(547)
Lease termination fees included in rental income (2)	(77)	—	(77)	—	—	—
Non-cash amortization included in other operating expenses (3)	(73)	—	(73)	(73)	(138)	(211)
Same property Cash Basis NOI	$ 58,447	$ 30,485	$ 88,932	$ 54,787	$ 30,049	$ 84,836

(1) See Definitions of Certain Non-GAAP Financial Measures on page 33 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) For the three months ended September 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties that SIR owned as of September 30, 2018 and that it owned continuously since July 1, 2017.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
28

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (CONTINUED)

CALCULATION AND RECONCILIATION OF NOI, CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (CONTINUED) (1)

(dollars in thousands)

	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017		
	SIR (excluding ILPT)	ILPT	Total	SIR (excluding ILPT)	ILPT	Total
Calculation of NOI and Cash Basis NOI:						
Rental income	$ 194,533	$ 103,470	$ 298,003	$ 192,099	$ 100,921	$ 293,020
Tenant reimbursements and other income	43,528	16,986	60,514	40,968	16,190	57,158
Real estate taxes	(22,639)	(14,109)	(36,748)	(19,911)	(13,257)	(33,168)
Other operating expenses	(34,064)	(9,650)	(43,714)	(32,879)	(8,160)	(41,039)
NOI	181,358	96,697	278,055	180,277	95,694	275,971
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(6,634)	(3,360)	(9,994)	(11,940)	(4,421)	(16,361)
Lease value amortization included in rental income (2)	(1,320)	(295)	(1,615)	(1,219)	(289)	(1,508)
Lease termination fees included in rental income (2)	(77)	—	(77)	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(362)	—	(362)	(225)	(414)	(639)
Cash Basis NOI	$ 172,965	$ 93,042	$ 266,007	$ 166,792	$ 90,570	$ 257,362
Reconciliation of NOI to Same Property NOI (4):						
NOI	$ 181,358	$ 96,697	$ 278,055	$ 180,277	$ 95,694	$ 275,971
Less:						
NOI of properties not included in same property results	(7,021)	(603)	(7,624)	(3,226)	—	(3,226)
Same property NOI	$ 174,337	$ 96,094	$ 270,431	$ 177,051	$ 95,694	$ 272,745
Reconciliation of Same Property NOI to Same Property Cash Basis NOI (4):						
Same property NOI	$ 174,337	$ 96,094	$ 270,431	$ 177,051	$ 95,694	$ 272,745
Less:						
Non-cash straight line rent adjustments included in rental income (2)	(6,138)	(3,281)	(9,419)	(10,275)	(4,421)	(14,696)
Lease value amortization included in rental income (2)	(1,320)	(295)	(1,615)	(1,219)	(289)	(1,508)
Lease termination fees included in rental income (2)	(77)	—	(77)	(101)	—	(101)
Non-cash amortization included in other operating expenses (3)	(358)	—	(358)	(219)	(414)	(633)
Same property Cash Basis NOI	$ 166,444	$ 92,518	$ 258,962	$ 165,237	$ 90,570	$ 255,807

(1) See Definitions of Certain Non-GAAP Financial Measures on page 33 for the definitions of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

(4) For the nine months ended September 30, 2018 and 2017, same property NOI and same property Cash Basis NOI are based on properties that SIR owned as of September 30, 2018 and that it owned continuously since January 1, 2017.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
29

CALCULATION OF EBITDA AND ADJUSTED EBITDA

CALCULATION OF EBITDA AND ADJUSTED EBITDA [1]

(dollars in thousands)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Net income	$ 35,080	$ 17,464	$ 37,679	$ 2,075	$ 31,442	$ 90,223	$ 64,831
Plus: interest expense	23,287	22,667	23,492	24,592	24,383	69,446	68,278
Plus: income tax expense	185	101	160	102	177	446	364
Plus: depreciation and amortization	35,371	35,009	34,946	34,902	34,713	105,326	102,770
EBITDA	93,923	75,241	96,277	61,671	90,715	265,441	236,243
Plus: acquisition and transaction related costs	3,796	—	—	1,075	—	3,796	—
Plus: general and administrative expense paid in common shares [2]	685	1,087	55	360	458	1,827	1,219
Plus: estimated business management incentive fees [3]	6,664	9,457	5,358	(3,288)	(5,478)	21,479	3,288
Plus: loss on asset impairment [4]	—	—	—	—	—	—	4,047
Plus: loss on impairment of real estate assets [5]	9,706	—	—	—	—	9,706	229
Plus: loss on early extinguishment of debt [6]	—	—	1,192	—	—	1,192	—
Less: unrealized gain on equity securities [7]	(22,771)	(13,488)	(16,900)	—	—	(53,159)	—
Less: gain on sale of real estate	(4,075)	—	—	—	—	(4,075)	—
Adjusted EBITDA	$ 87,928	$ 72,297 [8]	$ 85,982	$ 59,818	$ 85,695	$ 246,207 [8]	$ 245,026 [8]

(1) See Definitions of Certain Non-GAAP Financial Measures on page 33 for the definitions of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures.

(2) Amount represents equity based compensation to our trustees and our officers and certain other employees of RMR LLC.

(3) Incentive fees under our business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569. Business management incentive fees for 2017 were paid in cash in January 2018.

(4) During the three months ended March 31, 2017, we recorded a loss on asset impairment of $4,047 for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA.

(5) During the three months ended September 30, 2018, we recorded a loss on impairment of real estate assets of $9,706 to reduce the carrying value of one property located in Hanover, PA to its estimated fair value less costs to sell. During the three months ended June 30, 2017, we recorded losses on impairment of real estate assets of $229 in connection with one vacant property located in Maynard, MA.

(6) During the three months ended March 31, 2018, we recorded a loss on early extinguishment of debt of $1,192 in connection with the repayment of our term loan and 2.85% senior unsecured notes.

(7) Represents the unrealized gain to record our equity securities to fair value as of the end of the period in accordance with GAAP.

(8) Excluding the non-cash write-off of straight line rents receivable of $10,626 recorded during the three months ended June 30, 2018 and the nine months ended September 30, 2018, and $12,517 recorded during the nine months ended September 30, 2017, Adjusted EBITDA for those periods would have been $82,923, $256,833 and $257,543, respectively.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
30

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR [1]

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Nine Months Ended	
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017	9/30/2018	9/30/2017
Net income attributed to SIR	$ 29,483	$ 11,699	$ 33,200	$ 2,075	$ 31,442	$ 74,382	$ 64,831
Plus: depreciation and amortization	35,371	35,009	34,946	34,902	34,713	105,326	102,770
Plus: loss on impairment of real estate assets	9,706	—	—	—	—	9,706	229
Plus: net income allocated to noncontrolling interest	5,597	5,765	4,479	—	—	15,841	—
Less: FFO allocated to noncontrolling interest	(7,803)	(7,887)	(6,230)	—	—	(21,920)	—
Less: gain on sale of real estate	(4,075)	—	—	—	—	(4,075)	—
FFO attributed to SIR	68,279	44,586	66,395	36,977	66,155	179,260	167,830
Plus: acquisition and transaction related costs	3,796	—	—	1,075	—	3,796	—
Plus: estimated business management incentive fees [2]	6,664	9,457	5,358	(3,288)	(5,478)	21,479	3,288
Plus: loss on asset impairment [3]	—	—	—	—	—	—	4,047
Plus: loss on early extinguishment of debt [4]	—	—	1,192	—	—	1,192	—
Less: unrealized gain on equity securities [5]	(22,771)	(13,488)	(16,900)	—	—	(53,159)	—
Normalized FFO attributed to SIR	$ 55,968	$ 40,555	$ 56,045	$ 34,764	$ 60,677	$ 152,568	$ 175,165
Weighted average common shares outstanding - basic	89,410	89,393	89,382	89,381	89,355	89,395	89,341
Weighted average common shares outstanding - diluted	89,437	89,416	89,390	89,392	89,379	89,411	89,364
Net income attributed to SIR per common share - basic and diluted	$ 0.33	$ 0.13	$ 0.37	$ 0.02	$ 0.35	$ 0.83	$ 0.73
FFO attributed to SIR per common share - basic	$ 0.76	$ 0.50	$ 0.74	$ 0.41	$ 0.74	$ 2.01	$ 1.88
FFO attributed to SIR per common share - diluted	$ 0.76	$ 0.50	$ 0.74	$ 0.41	$ 0.74	$ 2.00	$ 1.88
Normalized FFO attributed to SIR per common share - basic and diluted	$ 0.63	$ 0.45 [6]	$ 0.63	$ 0.39	$ 0.68	$ 1.71 [6]	$ 1.96 [6]

See accompanying notes on the following page.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018

31

CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED FFO ATTRIBUTED TO SIR (CONTINUED) (1) (1) See Definitions of Certain Non-GAAP Financial Measures on page 33 for a definition of FFO attributed to SIR and Normalized FFO attributed to SIR, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (2) Incentive fees under our business management agreements with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include such expense in the calculation of Normalized FFO attributed to SIR until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributed to SIR for the three months ended December 31, 2017 includes business management incentive fee expense of $25,569. Business management incentive fees for 2017 were paid in cash in January 2018. (3) During the three months ended March 31, 2017, we recorded a loss on asset impairment of $4,047 for unamortized lease intangibles related to a lease associated with a tenant bankruptcy at a property located in Hanover, PA. (4) During the three months ended March 31, 2018, we recorded a loss on early extinguishment of debt of $1,192 in connection with the repayment of our term loan and 2.85% senior unsecured notes. (5) Represents the unrealized gain to record our equity securities to fair value as of the end of the period in accordance with GAAP. (6) Excluding the non-cash write-off of straight line rents receivable of $10,626 recorded during the three months ended June 30, 2018 and the nine months ended September 30, 2018, and $12,517 FFO ATTRIBUTED TO SIR (CONTINUED) TO ATTRIBUTED FFO recorded during the nine months ended September 30, 2017, Normalized FFO attributed to SIR per common share for those periods would have been $0.57, $1.83 and $2.10, respectively. Select Income REIT CALCULATION OF FUNDS FROM OPERATIONS (FFO) ATTRIBUTED TO SIR AND NORMALIZED SIR TO ATTRIBUTED (FFO) OF FUNDS FROM OPERATIONS CALCULATION 32 Supplemental Operating and Financial Data, September 30, 2018

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES NOI and Cash Basis NOI: The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on pages 25 and 26. We define NOI as income from our rental of real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because they reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA: We calculate EBITDA and Adjusted EBITDA as shown on page 30. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributed to SIR and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate EBITDA and Adjusted EBITDA differently than we do. FFO Attributed to SIR and Normalized FFO Attributed to SIR: We calculate FFO attributed to SIR and Normalized FFO attributed to SIR as shown on page 31. FFO attributed to SIR is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is net income, calculated in accordance with GAAP, plus real estate depreciation and amortization, loss on impairment of real estate assets and the difference between net income and FFO allocated to noncontrolling interest, but excluding gain on sale of real estate, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO attributed to SIR differs from Nareit’s definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year and we exclude acquisition and transaction related costs expensed under GAAP, loss on asset impairment, loss on early extinguishment of debt, unrealized gain on equity securities and Normalized FFO, net of FFO, from noncontrolling interest, if any. We consider FFO attributed to SIR and Normalized FFO attributed to SIR to be appropriate supplemental measures of operating performance for a REIT, along with net income, net income attributed to a REIT and operating income. We believe that FFO attributed to SIR and Normalized FFO attributed to SIR provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO attributed to SIR and Normalized FFO attributed to SIR may facilitate a comparison of our operating performance between periods and with other REITs. FFO attributed to SIR and Normalized FFO attributed to SIR are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, our receipt of distributions from ILPT and our DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN expected needs for and availability of cash to pay our obligations. FFO attributed to SIR and Normalized FFO attributed to SIR do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income, net income attributed to SIR or operating income as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income, net income attributed to SIR and operating income as presented in our condensed consolidated statements of income. Other real estate companies and REITs may calculate FFO and Normalized FFO differently than we do. Select Income REIT 33 Supplemental Operating and Financial Data, September 30, 2018

PORTFOLIO INFORMATION 7958 South Chester Street, Centennial, CO Square Feet: 167,917 United Launch Alliance Corporate Headquarters 34 34

CONSOLIDATED PORTFOLIO SUMMARY BY OWNER (dollars and sq. ft. in thousands) As of and For the Three Months Ended September 30, 2018 Key Statistic Consolidated ILPT SIR (excluding ILPT) Leasable buildings (1) 368 269 99 Percent of total 100.0% 73.1% 26.9% Total square feet 45,754 29,216 16,538 Percent of total 100.0% 63.9% 36.1% Leased square feet 43,845 29,002 14,843 Percent leased 95.8% 99.3% 89.8% Total revenues $ 121,881 $ 40,431 $ 81,450 Percent of total 100.0% 33.2% 66.8% NOI (2) $ 94,549 $ 32,208 $ 62,341 Percent of total 100.0% 34.1% 65.9% Cash Basis NOI (2) $ 90,337 $ 30,988 $ 59,349 Percent of total 100.0% 34.3% 65.7% CONSOLIDATED PORTFOLIO SUMMARY BY OWNER BY PORTFOLIO SUMMARY CONSOLIDATED (1) Includes buildings, leasable land parcels and easements which are primarily leasable industrial and commercial lands located in Hawaii, 226 of which are owned by ILPT. (2) See page 25 for the calculation of NOI and Cash Basis NOI, page 26 for a reconciliation of net income determined in accordance with GAAP to those amounts, page 27 for the reconciliation of NOI to same property NOI and calculation of same property Cash Basis NOI and page 28 for the calculation and reconciliation of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI by segment. Select Income REIT 35 Supplemental Operating and Financial Data, September 30, 2018

CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS

CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)	
	9/30/2018	9/30/2017	9/30/2018	9/30/2017
Leasable Buildings:				
SIR (excluding ILPT)	97	97	95	95
ILPT (3)	266	266	266	266
Total	363	363	361	361
Square Feet (4):				
SIR (excluding ILPT)	16,263	16,263	15,890	15,890
ILPT (3)	28,550	28,540	28,550	28,540
Total	44,813	44,803	44,440	44,430
Percent Leased (5):				
SIR (excluding ILPT)	89.6%	92.0%	89.3%	91.8%
ILPT	99.2%	99.9%	99.2%	99.9%
Total	95.7%	97.0%	95.7%	97.0%
Total Revenues:				
SIR (excluding ILPT)	$ 80,375	$ 78,040	$ 227,893	$ 228,357
ILPT	39,827	39,066	119,826	117,111
Total	$ 120,202	$ 117,106	$ 347,719	$ 345,468

(1) Consists of properties that we owned continuously since July 1, 2017.
(2) Consists of properties that we owned continuously since January 1, 2017.
(3) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii.
(4) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(5) Includes (i) space being fitted out for occupancy pursuant to existing leases, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
36

CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS (CONTINUED) (dollars in thousands) As of and For the Three Months Ended (1) As of and For the Nine Months Ended (2) 9/30/2018 9/30/2017 9/30/2018 9/30/2017 NOI (3): SIR (excluding ILPT) $ 61,379 $ 59,349 $ 174,337 $ 177,051 ILPT 31,629 31,760 96,094 95,694 Total $ 93,008 $ 91,109 $ 270,431 $ 272,745 Cash Basis NOI (3): SIR (excluding ILPT) $ 58,447 $ 54,787 $ 166,444 $ 165,237 ILPT 30,485 30,049 92,518 90,570 Total $ 88,932 $ 84,836 $ 258,962 $ 255,807 NOI % Change: SIR (excluding ILPT) 3.4% -1.5% ILPT -0.4% 0.4% Total 2.1% -0.8% Cash Basis NOI % Change: SIR (excluding ILPT) 6.7% 0.7% ILPT 1.5% 2.2% Total 4.8% 1.2% (1) Consists of properties that we owned continuously since July 1, 2017. (2) Consists of properties that we owned continuously since January 1, 2017. (3) See page 25 for the calculation of NOI and Cash Basis NOI, page 26 for a reconciliation of net income determined in accordance with GAAP to those amounts, page 27 for the reconciliation of NOI to same property NOI and calculation of same property Cash Basis NOI and page 28 for the calculation and reconciliation of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI by segment. CONSOLIDATED SAME PROPERTY RESULTS OF OPERATIONS (CONTINUED) OF OPERATIONS RESULTS SAME PROPERTY CONSOLIDATED Select Income REIT 37 Supplemental Operating and Financial Data, September 30, 2018

CONSOLIDATED LEASING SUMMARY

CONSOLIDATED LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Leasable buildings [1]	368	367	366	366	366
Total sq. ft. [2]	45,754	45,736	45,496	45,496	45,496
Square feet leased	43,845	43,359	43,580	43,767	43,753
Percentage leased	95.8%	94.8%	95.8%	96.2%	96.2%
Leasing Activity (Sq. Ft.):					
New leases	120	55	1	173	114
Renewals	276	165	350	395	152
Total	396	220	351	568	266
% Change in GAAP Rent [3]:					
New leases	-15.3%	46.7%	19.6%	13.6%	-11.0%
Renewals	32.3%	25.0%	34.1%	24.6%	4.9%
Weighted average (by square feet)	21.3%	33.9%	33.9%	21.1%	0.5%
Leasing Costs and Concession Commitments [4]:					
New leases	$ 321	$ 484	$ 33	$ 7,667	$ 171
Renewals	268	57	370	6,237	299
Total	$ 589	$ 541	$ 403	$ 13,904	$ 470
Leasing Costs and Concession Commitments per Sq. Ft. [4]:					
New leases	$ 2.68	$ 8.80	$ 33.00	$ 44.32	$ 1.50
Renewals	$ 0.97	$ 0.35	$ 1.06	$ 15.79	$ 1.97
Total	$ 1.49	$ 2.46	$ 1.15	$ 24.48	$ 1.77
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	4.4	21.1	7.0	8.4	10.1
Renewals	13.9	7.7	26.2	5.2	7.9
Total	11.0	11.0	26.1	6.2	8.9
Leasing Costs and Concession Commitments per Sq. Ft. per Year [4] [5]:					
New leases	$ 0.61	$ 0.42	$ 4.71	$ 5.28	$ 0.15
Renewals	$ 0.07	$ 0.05	$ 0.04	$ 3.04	$ 0.25
Total	$ 0.13	$ 0.22	$ 0.04	$ 3.95	$ 0.20

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii which are owned by ILPT.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
38

SIR (EXCLUDING ILPT) LEASING SUMMARY

SIR (EXCLUDING ILPT) LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Leasable buildings	99	100	100	100	100
Total sq. ft. (1)	16,538	16,956	16,956	16,956	16,956
Square feet leased	14,843	14,843	15,046	15,234	15,234
Percentage leased	89.8%	87.5%	88.7%	89.8%	89.8%
Leasing Activity (Sq. Ft.):					
New leases	0	0	0	113	0
Renewals	72	2	55	287	17
Total	72	2	55	400	17
% Change in GAAP Rent (2):					
New leases	0.0%	0.0%	0.0%	12.9%	0.0%
Renewals	39.8%	14.9%	10.7%	25.7%	3.5%
Weighted average (by square feet)	39.8%	14.9%	10.7%	21.9%	3.5%
Leasing Costs and Concession Commitments (3):					
New leases	$ 0	$ 0	$ 0	$ 7,519	$ 0
Renewals	191	2	335	6,229	283
Total	$ 191	$ 2	$ 335	$ 13,748	$ 283
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 0.00	$ 0.00	$ 0.00	$ 66.54	$ 0.00
Renewals	$ 2.65	$ 1.00	$ 6.09	$ 21.70	$ 16.65
Total	$ 2.65	$ 1.00	$ 6.09	$ 34.37	$ 16.65
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	0.0	0.0	0.0	11.0	0.0
Renewals	7.6	5.7	4.0	4.9	5.0
Total	7.6	5.7	4.0	6.6	5.0
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3) (4):					
New leases	$ 0.00	$ 0.00	$ 0.00	$ 6.05	$ 0.00
Renewals	$ 0.35	$ 0.18	$ 1.52	$ 4.43	$ 3.33
Total	$ 0.35	$ 0.18	$ 1.52	$ 5.21	$ 3.33

(1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(2) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
39

ILPT LEASING SUMMARY

ILPT LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Leasable buildings [(1)]	269	267	266	266	266
Total sq. ft. [(2)]	29,216	28,780	28,540	28,540	28,540
Square feet leased	29,002	28,516	28,534	28,533	28,519
Percentage leased	99.3%	99.1%	99.9%	99.9%	99.9%
Leasing Activity (Sq. Ft.):					
New leases	120	55	1	60	114
Renewals	204	163	295	108	135
Total	324	218	296	168	249
% Change in GAAP Rent [(3)]:					
New leases	-15.3%	46.7%	19.6%	17.8%	-11.0%
Renewals	26.6%	25.5%	46.3%	8.9%	5.7%
Weighted average (by square feet)	12.1%	34.5%	45.9%	13.3%	-0.5%
Leasing Costs and Concession Commitments [(4)]:					
New leases	$ 321	$ 484	$ 33	$ 148	$ 171
Renewals	77	56	35	8	16
Total	$ 398	$ 540	$ 68	$ 156	$ 187
Leasing Costs and Concession Commitments per Sq. Ft. [(4)]:					
New leases	$ 2.68	$ 8.80	$ 33.00	$ 2.47	$ 1.50
Renewals	$ 0.38	$ 0.34	$ 0.12	$ 0.07	$ 0.12
Total	$ 1.23	$ 2.48	$ 0.23	$ 0.93	$ 0.75
Weighted Average Lease Term by Sq. Ft. (Years):					
New leases	4.4	21.1	7.0	3.6	10.1
Renewals	16.1	7.7	30.4	6.0	8.3
Total	11.8	11.1	30.3	5.1	9.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year [(4) (5)]:					
New leases	$ 0.61	$ 0.42	$ 4.71	$ 0.69	$ 0.15
Renewals	$ 0.02	$ 0.04	$ 0.00	$ 0.01	$ 0.01
Total	$ 0.10	$ 0.22	$ 0.01	$ 0.18	$ 0.08

(1) Includes 226 buildings, leasable land parcels and easements with approximately 16,834 square feet which are primarily leasable industrial and commercial lands located in Hawaii.
(2) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases.
(3) Percent difference in prior rents charged for same space. Rents include estimated recurring expense reimbursements and exclude lease value amortization.
(4) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(5) Amounts are per square foot per year for the weighted average lease term by leased square feet.

The above leasing summary is based on leases entered into during the periods indicated.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
40

CONSOLIDATED OCCUPANCY AND LEASING ANALYSIS BY OWNER (sq. ft. in thousands) Total Sq. Ft. (1) Sq. Ft. Leases Executed During As of the Three Months Ended 9/30/2018 Owner 9/30/2018 New Renewals Total SIR (excluding ILPT) 16,538 — 72 72 ILPT 29,216 120 204 324 Total 45,754 120 276 396 Sq. Ft. Leased As of 6/30/2018 New and Acquisitions / As of 9/30/2018 Owner 6/30/2018 % Leased (2) Expired Renewals (Sales) 9/30/2018 % Leased SIR (excluding ILPT) 14,843 87.5% (72) 72 — 14,843 89.8% ILPT 28,516 99.1% (264) 324 426 29,002 99.3% Total 43,359 94.8% (336) 396 426 43,845 95.8% (1) Subject to modest adjustments when space is re-measured or re-configured for new tenants and when land leases are converted to building leases. CONSOLIDATED OCCUPANCY AND LEASING ANALYSIS BY OWNER BY ANALYSIS AND LEASING OCCUPANCY CONSOLIDATED (2) Excludes effects of space remeasurements during the period, if any. Percent leased includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any. Select Income REIT 41 Supplemental Operating and Financial Data, September 30, 2018

CONSOLIDATED TENANT DIVERSITY AND CREDIT CHARACTERISTICS

CONSOLIDATED TENANT DIVERSITY AND CREDIT CHARACTERISTICS

As of September 30, 2018

Tenant Industry	% of Annualized Rental Revenues (1) SIR (excluding ILPT)	ILPT	Total
Technology & Communications	31.7%	2.8%	21.8%
Retail & Food	11.8%	31.6%	18.6%
Real Estate & Financial	14.0%	9.5%	12.5%
Manufacturing & Transportation	8.9%	18.4%	12.2%
Legal & Consulting	15.9%	1.1%	10.8%
Industrial	0.2%	28.1%	9.8%
Energy Services	11.8%	4.4%	9.2%
Other	5.7%	4.1%	5.1%
	100.0%	100.0%	100.0%

% of Total Annualized Rental Revenues (1)



21.8%
18.6%
12.5%
12.2%
10.8%
9.8%
9.2%
5.1%
Technology & Communications
Retail & Food
Real Estate & Financial
Manufacturing & Transportation
Legal & Consulting
Industrial
Energy Services
Other

Tenant Credit Characteristics	% of Annualized Rental Revenues (1) SIR (excluding ILPT)	ILPT	Total
Leased Hawaii lands	—%	46.8%	16.1% (2)
Investment grade rated	46.4%	24.0%	38.7% (3)
Unrated or non-investment grade	53.6%	29.2%	45.2%
	100.0%	100.0%	100.0%

% of Total Annualized Rental Revenues (1)



16.1%
38.7%
45.2%
Leased Hawaii lands (2)
Investment grade rated (3)
Unrated or non-investment grade

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes certain Hawaii lands which are leased by investment grade rated tenants and are included in the investment grade rated tenant credit category.
(3) Includes certain Hawaii lands which are leased by investment grade rated tenants.

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Supplemental Operating and Financial Data, September 30, 2018
42

TENANTS REPRESENTING 1% OR MORE OF TOTAL CONSOLIDATED ANNUALIZED RENTAL REVENUES

TENANTS REPRESENTING 1% OR MORE OF TOTAL CONSOLIDATED ANNUALIZED RENTAL REVENUES

As of September 30, 2018

(sq. ft. in thousands)

	Tenant	Property Type	Rented Sq. Ft. (1)	% of Total Rented Sq. Ft. (1)	% of Annualized Rental Revenues (2)
1.	Shook, Hardy & Bacon L.L.P.	Office	596	1.4%	3.8%
2.	Amazon.com, Inc.	Industrial	3,048	7.0%	3.3%
3.	Bank of America, National Association	Office	593	1.4%	3.1%
4.	Noble Energy, Inc.	Office	497	1.1%	3.0%
5.	Andeavor	Office	618	1.4%	2.9%
6.	F5 Networks, Inc.	Office	299	0.7%	2.9%
7.	WestRock Company	Office	311	0.7%	2.6%
8.	Northrop Grumman Innovation Systems, Inc	Office	337	0.8%	2.2%
9.	Tyson Foods, Inc.	Office	248	0.6%	2.1%
10.	Technicolor SA	Industrial	1,371	3.1%	2.1%
11.	Micro Focus Software Inc.	Office	406	0.9%	1.7%
12.	FedEx Corporation	Office; Industrial	769	1.8%	1.6%
13.	Arris International plc	Office	228	0.5%	1.6%
14.	PNC Bank, National Association	Office	441	1.0%	1.4%
15.	ServiceNow, Inc.	Office	149	0.3%	1.3%
16.	Allstate Insurance Company	Office	458	1.0%	1.3%
17.	Church & Dwight Co., Inc.	Office	250	0.6%	1.2%
18.	Restoration Hardware, Inc.	Industrial	1,195	2.7%	1.2%
19.	Compass Group USA, Inc.	Office	267	0.6%	1.2%
20.	Tailored Brands, Inc.	Office	206	0.5%	1.2%
21.	Automatic Data Processing, Inc.	Office	289	0.7%	1.2%
22.	Blackstone Group LLP	Office	348	0.8%	1.1%
23.	Primerica Life Insurance Company	Office	344	0.8%	1.1%
24.	American Tire Distributors, Inc. (3)	Industrial	722	1.6%	1.1%
25.	United Launch Alliance, LLC	Office	168	0.4%	1.0%
	Total		14,158	32.4%	47.2%

(1) Rented square feet is pursuant to existing leases as of September 30, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants. In May 2018, one of our tenants defaulted on its lease for a property located in Naperville, IL. This table includes annualized rental revenues from the related subtenants, and reduced annualized rental revenues from the tenant that defaulted. See note (2) on page 15 for more information about this tenant and its default.

(3) On October 4, 2018, American Tire Distributors, Inc., which occupies five of ILPT's properties with a total of approximately 722 rentable square feet filed for Chapter 11 bankruptcy. Although the tenant has paid its rental obligations through October 2018, the tenant may not pay future rents, may reject one or more of its leases and/or may seek to renegotiate its lease obligations.

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Supplemental Operating and Financial Data, September 30, 2018

43

CONSOLIDATED THREE YEAR LEASE EXPIRATION SCHEDULE BY OWNER

CONSOLIDATED THREE YEAR LEASE EXPIRATION SCHEDULE BY OWNER

As of September 30, 2018

(dollars and sq. ft. in thousands)

	Total	2018	2019	2020	2021 and Thereafter
SIR (excluding ILPT):					
Total sq. ft.	16,538				
Leased sq. ft. (1)	14,843	446	239	309	13,849
Percent		3.0%	1.6%	2.1%	93.3%
Annualized rental revenues (2)	$ 312,768	$ 5,246	$ 5,085	$ 8,078	$ 294,359
Percent		1.7%	1.6%	2.6%	94.1%
ILPT:					
Total sq. ft.	29,216				
Leased sq. ft. (1)	29,002	11	1,487	740	26,764
Percent		—%	5.1%	2.6%	92.3%
Annualized rental revenues (2)	$ 163,448	$ 231	$ 4,321	$ 3,722	$ 155,174
Percent		0.1%	2.6%	2.3%	95.0%
Consolidated:					
Total sq. ft.	45,754				
Leased sq. ft. (1)	43,845	457	1,726	1,049	40,613
Percent		1.0%	3.9%	2.4%	92.7%
Annualized rental revenues (2)	$ 476,216	$ 5,477	$ 9,406	$ 11,800	$ 449,533
Percent		1.2%	2.0%	2.5%	94.3%

(1) Leased square feet is pursuant to existing leases as of September 30, 2018 and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied, or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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Supplemental Operating and Financial Data, September 30, 2018

44

CONSOLIDATED PORTFOLIO LEASE EXPIRATION SCHEDULE

CONSOLIDATED PORTFOLIO LEASE EXPIRATION SCHEDULE

As of September 30, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring [1]	% of Total Rented Square Feet Expiring [1]	Cumulative % of Total Rented Square Feet Expiring [1]	Annualized Rental Revenues Expiring [2]	% of Total Annualized Rental Revenues Expiring [2]	Cumulative % of Total Annualized Rental Revenues Expiring [2]
10/1/2018 - 12/31/2018	6	457	1.0%	1.0%	$ 5,477	1.2%	1.2%
2019	20	1,726	3.9%	4.9%	9,406	2.0%	3.2%
2020	21	1,049	2.4%	7.3%	11,800	2.5%	5.7%
2021	33	1,786	4.1%	11.4%	22,012	4.6%	10.3%
2022	71	3,806	8.7%	20.1%	48,624	10.2%	20.5%
2023	36	3,358	7.7%	27.8%	45,613	9.6%	30.1%
2024	25	7,004	16.0%	43.8%	70,957	14.9%	45.0%
2025	19	2,167	4.9%	48.7%	29,194	6.1%	51.1%
2026	9	1,773	4.0%	52.7%	27,368	5.7%	56.8%
2027	20	6,150	14.0%	66.7%	51,242	10.8%	67.6%
Thereafter	99	14,569	33.3%	100.0%	154,523	32.4%	100.0%
Total	359	43,845	100.0%		$ 476,216	100.0%	
Weighted average remaining lease term (in years)		9.2			8.6		

(1) Rented square feet is pursuant to existing leases as of September 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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Supplemental Operating and Financial Data, September 30, 2018
45

SIR (EXCLUDING ILPT) PORTFOLIO LEASE EXPIRATION SCHEDULE

SIR (EXCLUDING ILPT) PORTFOLIO LEASE EXPIRATION SCHEDULE

As of September 30, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring [(1)]	% of Total Rented Square Feet Expiring [(1)]	Cumulative % of Total Rented Square Feet Expiring [(1)]	Annualized Rental Revenues Expiring [(2)]	% of Total Annualized Rental Revenues Expiring [(2)]	Cumulative % of Total Annualized Rental Revenues Expiring [(2)]
10/1/2018 - 12/31/2018	3	446	3.0%	3.0%	$ 5,246	1.7%	1.7%
2019	3	239	1.6%	4.6%	5,085	1.6%	3.3%
2020	4	309	2.1%	6.7%	8,078	2.6%	5.9%
2021	8	629	4.2%	10.9%	14,678	4.7%	10.6%
2022	9	1,079	7.3%	18.2%	27,823	8.9%	19.5%
2023	15	1,801	12.1%	30.3%	33,709	10.8%	30.3%
2024	12	2,253	15.2%	45.5%	55,148	17.6%	47.9%
2025	9	1,273	8.6%	54.1%	24,470	7.8%	55.7%
2026	6	1,136	7.7%	61.8%	23,891	7.6%	63.3%
2027	8	1,263	8.5%	70.3%	27,365	8.7%	72.0%
Thereafter	11	4,415	29.7%	100.0%	87,275	28.0%	100.0%
Total	88	14,843	100.0%		$ 312,768	100.0%	
Weighted average remaining lease term (in years)		7.6			7.4		

(1) Rented square feet is pursuant to existing leases as of September 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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Supplemental Operating and Financial Data, September 30, 2018
46

ILPT PORTFOLIO LEASE EXPIRATION SCHEDULE

ILPT PORTFOLIO LEASE EXPIRATION SCHEDULE

As of September 30, 2018

(dollars and sq. ft. in thousands)

Period / Year	Number of Tenants	Rented Square Feet Expiring (1)	% of Total Rented Square Feet Expiring (1)	Cumulative % of Total Rented Square Feet Expiring (1)	Annualized Rental Revenues Expiring (2)	% of Total Annualized Rental Revenues Expiring (2)	Cumulative % of Total Annualized Rental Revenues Expiring (2)
10/1/2018 - 12/31/2018	3	11	—%	—%	$ 231	0.1%	0.1%
2019	17	1,487	5.1%	5.1%	4,321	2.6%	2.7%
2020	17	740	2.6%	7.7%	3,722	2.3%	5.0%
2021	25	1,157	4.0%	11.7%	7,334	4.5%	9.5%
2022	62	2,727	9.4%	21.1%	20,801	12.7%	22.2%
2023	21	1,557	5.4%	26.5%	11,904	7.3%	29.5%
2024	13	4,751	16.4%	42.9%	15,809	9.7%	39.2%
2025	10	894	3.1%	46.0%	4,724	2.9%	42.1%
2026	3	637	2.2%	48.2%	3,477	2.1%	44.2%
2027	12	4,887	16.9%	65.1%	23,877	14.6%	58.8%
Thereafter	88	10,154	34.9%	100.0%	67,248	41.2%	100.0%
Total	271	29,002	100.0%		$ 163,448	100.0%	
Weighted average remaining lease term (in years)		10.0			10.9		

(1) Rented square feet is pursuant to existing leases as of September 30, 2018, and includes (i) space being fitted out for occupancy, if any, and (ii) space which is leased but is not occupied or is being offered for sublease by tenants, if any.

(2) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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Supplemental Operating and Financial Data, September 30, 2018
47

HAWAII LAND RENT RESET SUMMARY

HAWAII LAND RENT RESET SUMMARY (1)

(dollars and sq. ft. in thousands)

Historical Hawaii Land Rent Resets:

	For the Three Months Ended				
	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Number of leases reset	11	1	—	4	1
Square feet	516	34	—	200	27
Percent change in GAAP rent (2)	20.3%	18.0%	—%	38.6%	45.3%

Scheduled Hawaii Land Rent Resets (3):
As of September 30, 2018

	Number of Resets	Sq. Ft.	Annualized Rental Revenues (4)
10/1/2018 - 12/31/2018	—	—	$ —
2019	9	1,969	7,012
2020	4	359	2,527
2021 and thereafter	40	2,742	20,001
Total	53	5,070	$ 29,540

(1) All rent resets relate to properties owned by ILPT.
(2) Represents percent change in prior rents charged for same space. Reset rents include estimated recurring expense reimbursements and exclude lease value amortization.
(3) Includes rent resets that have not yet been reset but does not include any agreed upon rent resets that are effective after September 30, 2018.
(4) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

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Supplemental Operating and Financial Data, September 30, 2018
48

EXHIBIT A 445 Jan Davis Drive, Huntsville, AL Square Feet: 57,420 Digium, Inc. Corporate Headquarters 4949

CONSOLIDATED PROPERTY DETAIL

CONSOLIDATED PROPERTY DETAIL

As of September 30, 2018 (dollars and square feet in thousands) **EXHIBIT A**

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
40 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	149	100.0%	$ 1,618	$ 12,293	$ 10,193	12/9/2010	1984
42 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	149	100.0%	1,615	12,343	10,206	12/9/2010	1985
44 Inverness Center Parkway	Birmingham	AL	1	SIR Owned	Office	150	100.0%	2,625	20,539	18,436	12/9/2010	1985
46 Inverness Center Parkway	Birmingham	AL	—	SIR Owned	Land	—	—%	—	2,000	2,000	12/9/2010	—
445 Jan Davis Drive	Huntsville	AL	1	SIR Owned	Office	57	100.0%	1,005	10,280	9,813	7/22/2016	2007
4905 Moores Mill Road	Huntsville	AL	1	SIR Owned	Industrial	1,370	100.0%	9,790	73,001	62,755	8/31/2012	2007
4501 Industrial Drive	Fort Smith	AR	1	ILPT Owned	Industrial	64	100.0%	469	4,385	4,065	1/29/2015	2013
16001 North 28th Avenue	Phoenix	AZ	1	SIR Owned	Office	105	100.0%	1,730	13,749	12,793	4/16/2015	2007
2149 West Dunlap Avenue	Phoenix	AZ	1	SIR Owned	Office	122	100.0%	2,486	20,135	18,804	1/29/2015	1983
1920 and 1930 W University Drive	Tempe	AZ	2	SIR Owned	Office	100	100.0%	2,015	13,461	8,129	6/30/1999	1988
2544 and 2548 Campbell Place	Carlsbad	CA	2	SIR Owned	Office	94	100.0%	2,604	21,314	18,623	9/21/2012	2007
2235 Iron Point Road	Folsom	CA	1	SIR Owned	Office	95	100.0%	3,504	28,954	24,013	12/17/2010	2009
47131 Bayside Parkway	Fremont	CA	1	SIR Owned	Office	101	100.0%	2,199	11,912	10,633	3/19/2009	1990
100 Redwood Shores Parkway	Redwood City	CA	1	SIR Owned	Office	63	100.0%	3,125	35,531	33,401	1/29/2015	2014
3875 Atherton Road	Rocklin	CA	1	SIR Owned	Office	19	100.0%	419	4,180	3,815	1/29/2015	1991
145 Rio Robles Drive	San Jose	CA	1	SIR Owned	Office	57	100.0%	1,933	13,799	12,793	12/23/2013	2010
2090 Fortune Drive	San Jose	CA	1	SIR Owned	Office	72	100.0%	1,233	7,698	7,515	1/29/2015	2014
2115 O'Nel Drive	San Jose	CA	1	SIR Owned	Office	99	100.0%	3,201	33,200	30,895	1/29/2015	2013
3939 North First Street	San Jose	CA	1	SIR Owned	Office	64	100.0%	2,020	14,494	13,529	12/23/2013	2013
51 and 77 Rio Robles Drive	San Jose	CA	2	SIR Owned	Office	129	100.0%	2,626	31,478	29,113	12/23/2013	2011
6448-6450 Via Del Oro	San Jose	CA	1	SIR Owned	Office	76	100.0%	1,762	14,737	13,644	1/29/2015	1983
2450 and 2500 Walsh Avenue	Santa Clara	CA	2	SIR Owned	Office	132	100.0%	4,607	44,969	41,608	1/29/2015	2014
3250 and 3260 Jay Street	Santa Clara	CA	2	SIR Owned	Office	149	100.0%	6,140	63,958	59,186	1/29/2015	2013
350 West Java Drive	Sunnyvale	CA	1	SIR Owned	Office	96	100.0%	2,878	24,083	22,239	11/15/2012	2012
7958 South Chester Street	Centennial	CO	1	SIR Owned	Office	168	100.0%	4,992	31,049	28,890	1/29/2015	2000
350 Spectrum Loop	Colorado Springs	CO	1	SIR Owned	Office	156	100.0%	2,616	23,272	21,423	1/29/2015	2000
955 Aeroplaza Drive	Colorado Springs	CO	1	ILPT Owned	Industrial	125	100.0%	900	8,212	7,532	1/29/2015	2012
13400 East 39th Avenue and 3800 Wheeling Street	Denver	CO	2	ILPT Owned	Industrial	394	100.0%	1,358	16,101	14,887	1/29/2015	1996
333 Inverness Drive South	Englewood	CO	1	SIR Owned	Office	140	100.0%	2,825	17,306	15,386	6/15/2012	1998
150 Greenhorn Drive	Pueblo	CO	1	ILPT Owned	Industrial	54	100.0%	543	4,377	3,994	1/29/2015	2013
2 Tower Drive	Wallingford	CT	1	ILPT Owned	Industrial	62	100.0%	404	3,643	2,988	10/24/2006	1978
1 Targeting Center	Windsor	CT	1	SIR Owned	Office	97	100.0%	1,119	9,076	7,962	7/20/2012	1999
235 Great Pond Drive	Windsor	CT	1	ILPT Owned	Industrial	171	100.0%	1,383	11,869	10,409	7/20/2012	2004
10450 Doral Boulevard	Doral	FL	1	ILPT Owned	Industrial	240	100.0%	2,272	43,327	43,092	6/27/2018	2001
10350 NW 112th Avenue	Miami	FL	1	SIR Owned	Office	79	100.0%	3,056	23,743	21,902	1/29/2015	2002

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our initial public offering, or IPO.

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Supplemental Operating and Financial Data, September 30, 2018
50

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018 (dollars and square feet in thousands) **EXHIBIT A**

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2100 NW 82nd Avenue	Miami	FL	1	ILPT Owned	Industrial	37	100.0%	264	1,895	1,158	3/19/1998	2013
One Primerica Parkway	Duluth	GA	1	SIR Owned	Office	344	100.0%	5,249	57,332	52,709	1/29/2015	2013
1000 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	428	2,252	2,252	12/5/2003	—
1001 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	338	100.0%	2,664	18,559	17,312	12/5/2003	—
1024 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	312	1,818	1,818	12/5/2003	—
1024 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	26	100.0%	223	1,385	1,385	12/5/2003	—
1027 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	102	100.0%	794	5,444	5,444	12/5/2003	—
1030 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	122	100.0%	1,009	5,655	5,655	12/5/2003	—
1038 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	361	2,576	2,576	12/5/2003	—
1045 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	15	100.0%	109	819	819	12/5/2003	—
1050 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	43	100.0%	329	2,277	1,954	12/5/2003	—
1052 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	197	1,943	1,865	12/5/2003	—
1055 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	206	1,216	1,216	12/5/2003	—
106 Puuhale Road	Honolulu	HI	1	ILPT Owned	Industrial	14	100.0%	261	1,342	1,291	12/5/2003	1966
1062 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	241	1,647	1,426	12/5/2003	—
1122 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	106	100.0%	791	5,781	5,781	12/5/2003	—
113 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	77	100.0%	550	3,729	3,729	12/5/2003	—
1150 Kikowaena Place	Honolulu	HI	1	ILPT Owned	Land	46	100.0%	531	2,445	2,445	12/5/2003	—
120 Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	31	100.0%	446	2,608	2,509	12/5/2003	1970
120 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Industrial	71	100.0%	1,288	13,735	9,493	11/23/2004	2004
120B Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	35	100.0%	542	1,953	1,953	12/5/2003	1970
125 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	260	1,630	1,630	12/5/2003	—
125B Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	49	100.0%	349	2,815	2,815	12/5/2003	—
1330 Pali Highway	Honolulu	HI	1	ILPT Owned	Land	20	100.0%	459	1,423	1,423	12/5/2003	—
1360 Pali Highway	Honolulu	HI	1	ILPT Owned	Land	126	100.0%	2,853	9,331	9,230	12/5/2003	—
140 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	204	1,100	1,100	12/5/2003	—
142 Mokauea Street	Honolulu	HI	1	ILPT Owned	Industrial	26	100.0%	405	3,637	3,288	12/5/2003	1972
148 Mokauea Street	Honolulu	HI	1	ILPT Owned	Land	86	100.0%	729	3,476	3,476	12/5/2003	—
150 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	123	100.0%	1,068	4,887	4,887	12/5/2003	—
151 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	343	1,956	1,956	12/5/2003	—
158 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	101	100.0%	747	2,488	2,488	12/5/2003	—
165 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	16	100.0%	118	758	758	12/5/2003	—
179 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	62	100.0%	640	2,480	2,480	12/5/2003	—
180 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	67	100.0%	563	1,655	1,655	12/5/2003	—
1926 Auiki Street	Honolulu	HI	1	ILPT Owned	Industrial	42	100.0%	620	4,436	3,982	12/5/2003	1959
1931 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	96	100.0%	944	3,779	3,779	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
51

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
197 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	301	1,238	1,238	12/5/2003	—
2001 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	249	1,091	1,091	12/5/2003	—
2019 Kahai Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	263	1,377	1,377	12/5/2003	—
2020 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	351	2,385	2,385	12/5/2003	—
204 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	260	1,689	1,689	12/5/2003	—
207 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	348	2,024	2,024	12/5/2003	—
2103 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	79	100.0%	688	3,212	3,212	12/5/2003	—
2106 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	275	1,737	1,673	12/5/2003	—
2110 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	20	100.0%	260	837	837	12/5/2003	—
212 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	46	100.0%	382	1,067	1,067	12/5/2003	—
2122 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	327	1,365	1,365	12/5/2003	—
2127 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	57	100.0%	533	3,003	2,980	12/5/2003	—
2135 Auiki Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	259	825	825	12/5/2003	—
2139 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	196	885	885	12/5/2003	—
214 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Industrial	22	100.0%	431	2,268	2,228	12/5/2003	1981
2140 Kaliawa Street	Honolulu	HI	1	ILPT Owned	Land	19	100.0%	150	931	931	12/5/2003	—
2144 Auiki Street	Honolulu	HI	1	ILPT Owned	Industrial	54	98.3%	1,278	9,598	7,581	12/5/2003	1953
215 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	377	2,117	2,117	12/5/2003	—
218 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	272	1,741	1,741	12/5/2003	—
220 Puuhale Road	Honolulu	HI	1	ILPT Owned	Land	66	100.0%	592	2,619	2,619	12/5/2003	—
2250 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	76	100.0%	563	3,862	3,862	12/5/2003	—
2264 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	244	1,632	1,632	12/5/2003	—
2276 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	247	1,619	1,619	12/5/2003	—
228 Mohonua Place	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	343	1,865	1,865	12/5/2003	—
2308 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	65	100.0%	464	3,314	3,314	12/5/2003	—
231 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	19	100.0%	162	752	752	12/5/2003	—
231B Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	39	100.0%	366	1,539	1,539	12/5/2003	—
2344 Pahounui Drive	Honolulu	HI	1	ILPT Owned	Land	144	100.0%	1,332	6,709	6,709	12/5/2003	—
238 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	60	100.0%	546	2,273	2,273	12/5/2003	—
2635 Waiwai Loop A	Honolulu	HI	1	ILPT Owned	Land	23	100.0%	212	1,284	1,155	12/5/2003	—
2635 Waiwai Loop B	Honolulu	HI	1	ILPT Owned	Land	22	100.0%	209	1,282	1,243	12/5/2003	—
2760 Kam Highway	Honolulu	HI	1	ILPT Owned	Land	29	100.0%	147	818	818	12/5/2003	—
2804 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	256	1,777	1,776	12/5/2003	—
2806 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	278	1,801	1,801	12/5/2003	—
2808 Kam Highway	Honolulu	HI	1	ILPT Owned	Land	13	100.0%	104	310	310	12/5/2003	—
2809 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	36	100.0%	278	1,837	1,837	12/5/2003	—
2810 Paa Street	Honolulu	HI	1	ILPT Owned	Land	52	100.0%	416	3,340	3,340	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
52

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2810 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	412	100.0%	2,682	27,703	27,699	12/5/2003	—
2812 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,804	1,802	12/5/2003	—
2814 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	281	1,925	1,925	12/5/2003	—
2815 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	213	1,823	1,822	12/5/2003	—
2815 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	98	287	287	12/5/2003	—
2816 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	44	100.0%	238	1,036	1,026	12/5/2003	—
2819 Mokumoa Street - A	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	274	1,821	1,821	12/5/2003	—
2819 Mokumoa Street - B	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,816	1,816	12/5/2003	—
2819 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	286	2,123	2,115	12/5/2003	—
2821 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	98	287	287	12/5/2003	—
2826 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	438	3,921	3,921	12/5/2003	—
2827 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,801	1,801	12/5/2003	—
2828 Paa Street	Honolulu	HI	1	ILPT Owned	Land	187	100.0%	1,494	12,448	12,448	12/5/2003	—
2829 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	519	1,722	1,720	12/5/2003	—
2928 Kaihikapu Street - A	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	277	1,801	1,801	12/5/2003	—
2829 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	98	287	287	12/5/2003	—
2829 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	305	2,088	2,088	12/5/2003	—
2830 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	296	2,146	2,146	12/5/2003	—
2831 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	860	860	12/5/2003	—
2831 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	212	1,857	1,642	12/5/2003	—
2833 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	97	601	601	12/5/2003	—
2833 Paa Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	291	1,701	1,701	12/5/2003	—
2833 Paa Street #2	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	291	1,675	1,675	12/5/2003	—
2836 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	26	100.0%	144	1,353	1,353	12/5/2003	—
2838 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	83	100.0%	665	4,262	4,262	12/5/2003	—
2839 Kilihau Street	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	109	627	627	12/5/2003	—
2839 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	238	1,942	1,942	12/5/2003	—
2840 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	304	2,149	2,149	12/5/2003	—
2841 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	316	2,088	2,088	12/5/2003	—
2844 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	259	1,974	1,963	12/5/2003	—
2846-A Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	61	100.0%	474	3,135	2,782	12/5/2003	—
2847 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	354	885	773	12/5/2003	—
2849 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	280	860	860	12/5/2003	—
2850 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	9	100.0%	66	459	395	12/5/2003	—
2850 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	305	2,143	2,143	12/5/2003	—
2850 Paa Street	Honolulu	HI	1	ILPT Owned	Land	298	100.0%	2,146	22,827	22,827	12/5/2003	—
2855 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	318	1,807	1,807	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
53

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2855 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	291	1,934	1,934	12/5/2003	—
2857 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	311	983	983	12/5/2003	—
2858 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	278	1,801	1,801	12/5/2003	—
2861 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	70	100.0%	431	3,867	3,867	12/5/2003	—
2864 Awaawaloa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	285	1,842	1,839	12/5/2003	—
2864 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	273	2,092	2,092	12/5/2003	—
2865 Pukoloa Street	Honolulu	HI	1	ILPT Owned	Land	40	100.0%	299	1,934	1,934	12/5/2003	—
2868 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	377	1,801	1,801	12/5/2003	—
2869 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	289	1,794	1,794	12/5/2003	—
2875 Paa Street	Honolulu	HI	1	ILPT Owned	Land	23	100.0%	229	1,330	1,330	12/5/2003	—
2879 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	278	1,789	1,789	12/5/2003	—
2879 Paa Street	Honolulu	HI	1	ILPT Owned	Land	31	100.0%	229	1,735	1,724	12/5/2003	—
2886 Paa Street	Honolulu	HI	1	ILPT Owned	Land	60	100.0%	702	2,205	2,205	12/5/2003	—
2889 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	289	1,783	1,783	12/5/2003	—
2906 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	295	1,816	1,815	12/5/2003	—
2908 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	360	1,810	1,809	12/5/2003	—
2915 Kaihikapu Street	Honolulu	HI	1	ILPT Owned	Land	105	100.0%	867	2,579	2,579	12/5/2003	—
2927 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	268	1,778	1,778	12/5/2003	—
2928 Kaihikapu Street - B	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	289	1,948	1,948	12/5/2003	—
2960 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	38	100.0%	318	1,977	1,977	12/5/2003	—
2965 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	42	100.0%	337	2,140	2,140	12/5/2003	—
2969 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	80	100.0%	381	4,053	4,045	12/5/2003	—
2970 Mokumoa Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	291	1,722	1,722	12/5/2003	—
33 S. Vineyard Boulevard	Honolulu	HI	1	ILPT Owned	Land	12	100.0%	142	850	844	12/5/2003	—
525 N. King Street	Honolulu	HI	1	ILPT Owned	Land	21	100.0%	241	1,342	1,342	12/5/2003	—
609 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	24	100.0%	213	624	618	12/5/2003	—
619 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	55	100.0%	528	1,415	1,414	12/5/2003	—
645 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	265	882	882	12/5/2003	—
659 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	256	880	864	12/5/2003	—
659 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,807	1,807	12/5/2003	—
660 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	196	1,787	1,784	12/5/2003	—
667 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	291	862	860	12/5/2003	—
669 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	480	1,877	1,860	12/5/2003	—
673 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	259	1,801	1,801	12/5/2003	—
675 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	30	100.0%	222	1,081	1,081	12/5/2003	—
679 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	275	1,810	1,808	12/5/2003	—
685 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	270	1,801	1,801	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
54

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
673 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	275	1,821	1,806	12/5/2003	—
692 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	370	1,798	1,798	12/5/2003	—
697 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	299	1,805	1,503	12/5/2003	—
702 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	267	1,787	1,784	12/5/2003	—
704 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	59	100.0%	469	3,075	2,821	12/5/2003	—
709 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	330	1,801	1,801	12/5/2003	—
719 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	296	1,960	1,960	12/5/2003	—
729 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	232	1,801	1,801	12/5/2003	—
733 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	65	100.0%	676	3,403	3,403	12/5/2003	—
739 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	238	1,801	1,801	12/5/2003	—
759 Puuloa Road	Honolulu	HI	1	ILPT Owned	Land	34	100.0%	267	1,769	1,766	12/5/2003	—
761 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	73	100.0%	548	3,759	3,758	12/5/2003	—
766 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	279	1,801	1,801	12/5/2003	—
770 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	343	1,801	1,801	12/5/2003	—
789 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	47	100.0%	263	2,611	2,609	12/5/2003	—
80 Sand Island Access Road	Honolulu	HI	1	ILPT Owned	Land	191	100.0%	1,564	7,972	7,972	12/5/2003	—
803 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	73	100.0%	715	3,804	3,804	12/5/2003	—
808 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	57	100.0%	505	3,279	3,279	12/5/2003	—
812 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	267	2,613	2,613	12/5/2003	—
819 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	105	100.0%	1,036	5,434	5,208	12/5/2003	—
822 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	322	1,810	1,798	12/5/2003	—
830 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	273	1,826	1,807	12/5/2003	—
842 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	314	1,809	1,798	12/5/2003	—
846 Ala Lilikoi Boulevard B	Honolulu	HI	1	ILPT Owned	Land	8	100.0%	42	234	234	12/5/2003	—
848 Ala Lilikoi Boulevard A	Honolulu	HI	1	ILPT Owned	Land	326	100.0%	1,656	9,426	9,426	12/5/2003	—
850 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	48	100.0%	266	2,684	2,682	12/5/2003	—
852 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	279	1,801	1,801	12/5/2003	—
855 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	35	100.0%	215	1,834	1,834	12/5/2003	—
841 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	63	100.0%	499	3,265	3,265	12/5/2003	—
865 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	36	100.0%	312	1,846	1,846	12/5/2003	—
889 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	49	100.0%	412	6,203	6,157	11/21/2012	—
905 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	21	100.0%	172	1,148	1,148	12/5/2003	—
918 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	72	100.0%	464	3,820	3,820	12/5/2003	—
930 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	69	100.0%	517	3,654	3,654	12/5/2003	—
944 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	27	100.0%	207	1,219	1,219	12/5/2003	—
949 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	237	100.0%	1,608	11,568	11,568	12/5/2003	—
950 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	33	100.0%	262	1,724	1,724	12/5/2003	—

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
55

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues [1]	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
960 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	14	100.0%	120	614	614	12/5/2003	—
960 Mapunapuna Street	Honolulu	HI	1	ILPT Owned	Land	37	100.0%	308	1,933	1,933	12/5/2003	—
970 Ahua Street	Honolulu	HI	1	ILPT Owned	Land	15	100.0%	111	817	817	12/5/2003	—
91-008 Hanua	Kapolei	HI	1	SIR Owned	Land	417	—%	—	3,548	3,545	6/15/2005	—
91-027 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	214	—%	—	2,667	2,667	6/15/2005	—
91-064 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	323	1,826	1,826	6/15/2005	—
91-080 Hanua	Kapolei	HI	1	ILPT Owned	Land	217	100.0%	508	2,187	2,187	6/15/2005	—
91-083 Hanua	Kapolei	HI	1	ILPT Owned	Land	47	100.0%	127	716	716	6/15/2005	—
91-086 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	1,242	100.0%	1,809	13,884	13,884	6/15/2005	—
91-087 Hanua	Kapolei	HI	1	ILPT Owned	Land	22	100.0%	69	381	381	6/15/2005	—
91-091 Hanua	Kapolei	HI	1	ILPT Owned	Land	41	100.0%	156	552	552	6/15/2005	—
91-102 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	252	1,599	1,599	6/15/2005	—
91-110 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	99	100.0%	234	1,293	1,293	6/15/2005	—
91-119 Olai	Kapolei	HI	1	ILPT Owned	Land	98	100.0%	226	1,981	1,981	6/15/2005	—
91-210 Olai	Kapolei	HI	1	ILPT Owned	Land	54	100.0%	206	706	706	6/15/2005	—
91-141 Kalaeloa	Kapolei	HI	1	ILPT Owned	Land	910	100.0%	1,709	11,624	11,624	6/15/2005	—
91-150 Kaomi Loop	Kapolei	HI	1	ILPT Owned	Land	250	100.0%	425	3,159	3,159	6/15/2005	—
91-171 Olai	Kapolei	HI	1	ILPT Owned	Land	24	100.0%	53	265	254	6/15/2005	—
91-174 Olai	Kapolei	HI	1	ILPT Owned	Land	58	100.0%	149	1,009	994	6/15/2005	—
91-175 Olai	Kapolei	HI	1	ILPT Owned	Land	48	100.0%	95	1,286	1,269	6/15/2005	—
91-185 Kalaeloa	Kapolei	HI	1	ILPT Owned	Land	122	100.0%	238	1,761	1,761	6/15/2005	—
91-202 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	84	100.0%	376	2,048	2,005	6/15/2005	1,964
91-209 Kuhela	Kapolei	HI	1	SIR Owned	Land	109	—%	—	1,378	1,377	6/15/2005	0
91-210 Kauhi	Kapolei	HI	1	ILPT Owned	Land	44	100.0%	125	567	567	6/15/2005	—
91-218 Olai	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	209	1,683	1,667	6/15/2005	—
91-220 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	23	100.0%	317	1,871	1,345	6/15/2005	1,991
91-222 Olai	Kapolei	HI	1	ILPT Owned	Land	158	100.0%	380	2,035	2,035	6/15/2005	0
91-238 Kauhi	Kapolei	HI	1	ILPT Owned	Industrial	85	100.0%	1,334	10,599	8,051	6/15/2005	1,981
91-241 Kalaeloa	Kapolei	HI	1	ILPT Owned	Industrial	45	100.0%	651	5,247	3,707	6/15/2005	1990
91-250 Komohana	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	302	1,506	1,506	6/15/2005	0
91-252 Kauhi	Kapolei	HI	1	ILPT Owned	Land	43	100.0%	106	536	536	6/15/2005	—
91-255 Hanua	Kapolei	HI	1	ILPT Owned	Land	95	100.0%	220	1,274	1,245	6/15/2005	—
91-259 Olai	Kapolei	HI	1	ILPT Owned	Land	131	100.0%	287	2,944	2,944	6/15/2005	—
91-265 Hanua	Kapolei	HI	1	ILPT Owned	Land	95	100.0%	224	1,569	1,569	6/15/2005	—
91-300 Hanua	Kapolei	HI	1	ILPT Owned	Land	107	100.0%	224	1,381	1,381	6/15/2005	—
91-329 Kauhi	Kapolei	HI	1	ILPT Owned	Industrial	48	100.0%	816	4,971	3,657	6/15/2005	2,013
91-349 Kauhi	Kapolei	HI	1	ILPT Owned	Land	48	100.0%	122	649	649	6/15/2005	0

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
56

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
91-399 Kauhi	Kapolei	HI	1	ILPT Owned	Land	2,236	100.0%	2,688	27,405	27,405	6/15/2005	—
91-400 Komohana	Kapolei	HI	1	ILPT Owned	Land	96	100.0%	240	1,494	1,494	6/15/2005	—
91-410 Komohana	Kapolei	HI	1	ILPT Owned	Land	21	100.0%	53	430	429	6/15/2005	—
91-416 Komohana	Kapolei	HI	1	ILPT Owned	Land	27	100.0%	69	724	724	6/15/2005	—
AES HI Easement	Kapolei	HI	1	ILPT Owned	Land (4)	—	—%	—	1,250	1,250	6/15/2005	—
Other Easements & Lots	Kapolei	HI	1	ILPT Owned	Land (4)	—	—%	—	1,604	1,269	6/15/2005	—
Tesaro 967 Easement	Kapolei	HI	1	ILPT Owned	Land (4)(5)	—	—%	—	6,593	6,593	6/15/2005	—
Texaco Easement	Kapolei	HI	1	ILPT Owned	Land (4)	—	—%	—	2,653	2,653	6/15/2005	—
94-240 Pupuole Street	Waipahu	HI	1	ILPT Owned	Land	44	100.0%	251	717	717	12/5/2003	—
5500 SE Delaware Avenue	Ankeny	IA	1	ILPT Owned	Industrial	451	100.0%	1,682	19,193	17,636	1/29/2015	2,012
951 Trails Road	Eldridge	IA	1	ILPT Owned	Industrial	173	100.0%	1,027	8,695	6,414	4/2/2007	2001
8305 NW 62nd Avenue	Johnston	IA	1	SIR Owned	Office	199	100.0%	3,240	34,008	31,120	1/29/2015	2011
2300 North 33rd Avenue East	Newton	IA	1	ILPT Owned	Industrial	318	100.0%	1,458	14,131	10,720	9/29/2008	2008
7121 South Fifth Avenue	Pocatello	ID	1	ILPT Owned	Industrial	33	100.0%	370	4,746	4,355	1/29/2015	2007
400 South Jefferson Street	Chicago	IL	1	SIR Owned	Office	248	100.0%	9,824	90,479	83,761	1/29/2015	2012
1230 West 171st Street	Harvey	IL	1	ILPT Owned	Industrial	40	100.0%	442	2,473	2,320	1/29/2015	2004
475 Bond Street	Lincolnshire	IL	1	SIR Owned	Industrial	223	100.0%	1,667	20,957	19,485	1/29/2015	2000
1415 West Diehl Road	Naperville	IL	1	SIR Owned	Office	820	75.1%	14,521	188,475	168,819	4/1/2014	2001
5156 American Road	Rockford	IL	1	ILPT Owned	Industrial	38	100.0%	173	1,929	1,789	1/29/2015	1996
440 North Fairway Drive	Vernon Hills	IL	1	SIR Owned	Office	100	100.0%	1,687	13,977	12,742	10/15/2013	2009
7601 Genesys Way	Indianapolis	IN	1	SIR Owned	Office	120	100.0%	1,878	12,253	11,937	7/19/2017	2003
7635 Genesys Way	Indianapolis	IN	1	SIR Owned	Office	155	100.0%	2,423	16,238	15,819	7/19/2017	2008
400 SW 8th Avenue	Topeka	KS	1	SIR Owned	Office	144	100.0%	2,639	17,674	15,165	7/30/2012	2006
1101 Pacific Avenue	Erlanger	KY	1	SIR Owned	Office	86	100.0%	1,217	12,359	7,911	6/30/2003	1999
1061 Pacific Avenue	Erlanger	KY	—	SIR Owned	Land	—	—%	72	732	732	6/30/2003	—
17200 Manchac Park Lane	Baton Rouge	LA	1	ILPT Owned	Industrial	125	100.0%	889	10,560	9,748	1/29/2015	2,014
209 South Bud Street	Lafayette	LA	1	ILPT Owned	Industrial	71	100.0%	374	5,258	4,841	1/29/2015	2010
300 Billerica Road	Chelmsford	MA	1	SIR Owned	Office	111	100.0%	1,561	8,850	7,839	9/27/2012	2006
330 Billerica Road	Chelmsford	MA	1	SIR Owned	Office	98	—%	—	9,952	8,425	1/18/2011	1996
111 Powdermill Road	Maynard	MA	1	SIR Owned	Office	287	—%	—	17,611	17,084	3/30/2007	1990
314 Littleton Road	Westford	MA	1	SIR Owned	Office	175	100.0%	3,684	33,944	31,153	1/29/2015	2013
7001 Columbia Gateway Drive	Columbia	MD	1	SIR Owned	Office	120	100.0%	3,741	28,292	24,757	12/21/2012	2008
4000 Principio Parkway	North East	MD	1	ILPT Owned	Industrial	1,195	100.0%	5,908	76,350	69,783	1/29/2015	2012
16101 Queens Court	Upper Marlboro	MD	1	ILPT Owned	Industrial	221	100.0%	1,826	27,130	27,130	9/28/2018	2016
3550 Green Court	Ann Arbor	MI	1	SIR Owned	Office	82	100.0%	1,625	13,019	11,452	12/21/2012	1998
3800 Midlink Drive	Kalamazoo	MI	1	ILPT Owned	Industrial	158	100.0%	2,184	43,229	39,507	1/29/2015	2014
2401 Cram Avenue SE	Bemidji	MN	1	ILPT Owned	Industrial	22	100.0%	183	2,237	2,041	1/29/2015	2013
110 Stanbury Industrial Drive	Brookfield	MO	1	ILPT Owned	Industrial	16	100.0%	190	2,059	1,889	1/29/2015	2012

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.
(4) Land parcels include easements.
(5) Excludes annual tenant percentage rent generally received and recognized during the first quarter of each year for the previous year. Percentage rent recognized during the first quarter of 2018 totaled $941.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
57

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018

(dollars and square feet in thousands)

EXHIBIT A

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
2555 Grand Boulevard	Kansas City	MO	1	SIR Owned	Office	596	100.0%	18,313	79,189	73,292	7/31/2015	2003
628 Patton Avenue	Asheville	NC	1	ILPT Owned	Industrial	33	100.0%	203	2,014	1,875	1/29/2015	1994
2300 Yorkmont Road	Charlotte	NC	1	SIR Owned	Office	151	100.0%	3,355	27,097	24,757	1/29/2015	1995
2400 Yorkmont Road	Charlotte	NC	1	SIR Owned	Office	133	100.0%	2,910	22,997	20,960	1/29/2015	1995
3900 NE 6th Street	Minot	ND	1	ILPT Owned	Industrial	24	100.0%	349	3,923	3,627	1/29/2015	2013
1415 West Commerce Way	Lincoln	NE	1	ILPT Owned	Industrial	222	100.0%	1,094	10,718	9,937	1/29/2015	2000
18010 and 18020 Burt Street	Omaha	NE	2	SIR Owned	Office	203	100.0%	3,988	49,842	45,511	1/29/2015	2012
309 Dulty's Lane	Burlington	NJ	1	ILPT Owned	Industrial	634	100.0%	3,387	53,000	48,288	1/29/2015	2001
500 Charles Ewing Boulevard	Ewing	NJ	1	SIR Owned	Office	250	100.0%	5,944	74,374	68,042	1/29/2015	2012
725 Darlington Avenue	Mahwah	NJ	1	ILPT Owned	Industrial	167	100.0%	2,250	18,896	17,792	4/9/2014	2010
299 Jefferson Road	Parsippany	NJ	1	SIR Owned	Office	151	100.0%	4,037	31,064	28,665	1/29/2015	2011
One Jefferson Road	Parsippany	NJ	1	SIR Owned	Office	100	100.0%	4,194	19,157	18,068	11/13/2015	2009
2375 East Newlands Road	Fernley	NV	1	ILPT Owned	Industrial	338	100.0%	1,473	18,700	17,080	1/29/2015	2007
55 Commerce Avenue	Albany	NY	1	ILPT Owned	Industrial	125	100.0%	1,114	11,284	10,338	1/29/2015	2013
8687 Carling Road	Liverpool	NY	1	SIR Owned	Office	38	100.0%	752	5,564	3,952	1/6/2006	2007
1212 Pittsford - Victor Road	Pittsford	NY	1	SIR Owned	Office	55	100.0%	1,024	5,536	3,848	11/30/2004	2003
500 Canal View Boulevard	Rochester	NY	1	SIR Owned	Office	95	17.9%	313	14,378	10,374	1/6/2006	1997
32150 Just Imagine Drive	Avon	OH	1	ILPT Owned	Industrial	645	100.0%	3,479	25,480	20,048	5/29/2009	2000
1415 Industrial Drive	Chillicothe	OH	1	ILPT Owned	Industrial	44	100.0%	362	4,465	4,166	1/29/2015	2012
2231 Schrock Road	Columbus	OH	1	SIR Owned	Office	42	100.0%	707	5,627	5,188	1/29/2015	1999
5300 Centerpoint Parkway	Groveport	OH	1	ILPT Owned	Industrial	581	100.0%	2,875	32,563	29,826	1/29/2015	2014
200 Orange Point Drive	Lewis Center	OH	1	ILPT Owned	Industrial	125	100.0%	1,045	10,071	9,280	1/29/2015	2013
301 Commerce Drive	South Point	OH	1	ILPT Owned	Industrial	75	100.0%	489	5,130	4,715	1/29/2015	2013
2820 State Highway 31	McAlester	OK	1	ILPT Owned	Industrial	59	100.0%	789	7,450	7,128	1/29/2015	2017
5 Logistics Drive	Carlisle	PA	1	ILPT Owned	Industrial	205	100.0%	1,222	18,814	18,814	9/20/2018	2016
501 Ridge Avenue	Hanover	PA	1	SIR Owned	Industrial	502	—%	—	11,790	11,744	9/24/2008	1965
8800 Tinicum Boulevard	Philadelphia	PA	1	SIR Owned	Office	441	100.0%	6,741	71,319	65,151	1/29/2015	2000
9680 Old Bailes Road	Fort Mill	SC	1	SIR Owned	Office	60	100.0%	771	8,857	8,118	1/29/2015	2007
996 Paragon Way	Rock Hill	SC	1	ILPT Owned	Industrial	945	100.0%	3,054	38,520	35,227	1/29/2015	2014
510 John Dodd Road	Spartanburg	SC	1	ILPT Owned	Industrial	1,016	100.0%	4,640	61,336	56,019	1/29/2015	2012
4836 Hickory Hill Road	Memphis	TN	1	ILPT Owned	Industrial	646	100.0%	1,361	12,806	11,754	12/23/2014	2007
2020 Joe B. Jackson Parkway	Murfreesboro	TN	1	ILPT Owned	Industrial	1,016	100.0%	4,998	62,759	57,694	1/29/2015	2012
16001 North Dallas Parkway	Addison	TX	2	SIR Owned	Office	554	100.0%	14,012	106,559	92,956	1/16/2013	1996
2115-2116 East Randol Mill Road	Arlington	TX	1	SIR Owned	Office	183	100.0%	1,043	13,242	11,792	1/29/2015	1989
Research Park-Cisco Building 3	Austin	TX	1	SIR Owned	Industrial	55	100.0%	1,149	5,859	3,447	6/16/1999	1999
Research Park-Cisco Building 4	Austin	TX	1	SIR Owned	Industrial	94	100.0%	1,877	9,780	5,784	6/16/1999	1999
1001 Noble Energy Way	Houston	TX	1	SIR Owned	Office	497	100.0%	14,479	122,367	111,495	1/29/2015	2013
10451 Clay Road	Houston	TX	1	SIR Owned	Office	97	100.0%	2,173	27,012	25,013	1/29/2015	2013

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.

(2) Excludes the value of real estate intangibles.

(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018

58

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

CONSOLIDATED PROPERTY DETAIL (CONTINUED)

As of September 30, 2018 (dollars and square feet in thousands) **EXHIBIT A**

Property	City	State	Number of Buildings, Land Parcels and Easements	Owner	Property Type	Square Feet	% Leased	Annualized Rental Revenues (1)	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
202 North Castlegory Road	Houston	TX	1	SIR Owned	Office	84	100.0%	2,865	13,482	13,036	5/12/2017	2016
6380 Rogerdale Road	Houston	TX	1	SIR Owned	Office	206	100.0%	5,638	47,466	44,410	1/29/2015	2006
4221 W. John Carpenter Freeway	Irving	TX	1	SIR Owned	Office	54	100.0%	798	5,607	3,081	3/19/1998	1995
8675,8701-8711 Freeport Pkwy and 8901 Esters Blvd	Irving	TX	3	SIR Owned	Office	458	100.0%	6,038	81,610	75,256	1/29/2015	1990
1511 East Common Street	New Braunfels	TX	1	SIR Owned	Office	63	100.0%	1,075	14,412	13,338	1/29/2015	2005
2900 West Plano Parkway	Plano	TX	1	SIR Owned	Office	191	100.0%	1,420	27,491	25,448	1/29/2015	1998
3400 West Plano Parkway	Plano	TX	1	SIR Owned	Office	235	100.0%	1,485	34,604	31,724	1/29/2015	1994
19100 Ridgewood Parkway	San Antonio	TX	1	SIR Owned	Office	618	100.0%	13,809	192,661	175,431	1/29/2015	2008
3600 Wiseman Boulevard	San Antonio	TX	1	SIR Owned	Office	100	100.0%	3,053	15,484	13,796	3/19/2013	2004
1800 Novell Place	Provo	UT	1	SIR Owned	Office	406	100.0%	7,940	85,590	73,091	6/1/2012	2000
4885-4931 North 300 West	Provo	UT	2	SIR Owned	Office	125	100.0%	3,678	29,338	25,717	2/28/2013	2009
1095 South 4800 West	Salt Lake City	UT	1	ILPT Owned	Industrial	150	100.0%	1,071	8,413	7,779	1/29/2015	2012
1901 Meadowville Technology Parkway	Chester	VA	1	ILPT Owned	Industrial	1,016	100.0%	6,283	71,511	65,323	1/29/2015	2012
Two Commercial Place	Norfolk	VA	1	SIR Owned	Office	289	100.0%	5,561	37,018	35,867	4/28/2017	2016
1910 East Parham Road	Richmond	VA	1	SIR Owned	Office	29	100.0%	441	3,152	2,964	7/20/2015	2014
1920 East Parham Road	Richmond	VA	1	SIR Owned	Office	34	100.0%	565	3,870	3,642	7/20/2015	2014
1950 East Parham Road	Richmond	VA	1	SIR Owned	Office	26	100.0%	543	2,855	2,685	7/20/2015	2012
501 South 5th Street	Richmond	VA	1	SIR Owned	Office	311	100.0%	12,295	123,926	109,499	7/2/2013	2009
9201 Forest Hill Avenue	Richmond	VA	1	SIR Owned	Office	50	100.0%	1,078	6,239	5,998	10/12/2016	1985
1751 Blue Hills Drive	Roanoke	VA	1	SIR Owned	Industrial	399	100.0%	1,874	23,760	21,907	1/29/2015	2003
45101 Warp Drive	Sterling	VA	1	SIR Owned	Office	161	100.0%	4,892	34,298	29,931	11/29/2012	2001
45201 Warp Drive	Sterling	VA	1	SIR Owned	Office	88	100.0%	2,744	18,933	16,571	11/29/2012	2000
45301 Warp Drive	Sterling	VA	1	SIR Owned	Office	88	100.0%	2,738	18,933	16,581	11/29/2012	2000
181 Battaile Drive	Winchester	VA	1	ILPT Owned	Industrial	308	100.0%	1,467	14,352	10,346	4/20/2006	1987
351, 401, 501 Elliott Ave West	Seattle	WA	3	SIR Owned	Office	300	100.0%	13,685	130,811	122,098	1/29/2015	2000
			368			45,754	95.8%	$ 476,216	$ 4,311,196	$ 3,941,895		
SIR (excluding ILPT)			99			16,538	89.8%	$ 312,768	$ 2,876,782	$ 2,595,759		
ILPT			269			29,216	99.3%	163,448	1,434,414	1,346,136		
Total			368			45,754	95.8%	$ 476,216	$ 4,311,196	$ 3,941,895		

(1) We define annualized rental revenues as the annualized contractual rents, as of September 30, 2018, including straight line rent adjustments and excluding lease value amortization, adjusted for tenant concessions including free rent and amounts reimbursed to tenants, plus estimated recurring expense reimbursements from tenants.
(2) Excludes the value of real estate intangibles.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in February 2012 in connection with our IPO.

Select Income REIT
Supplemental Operating and Financial Data, September 30, 2018
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